SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒ PreliminaryProxy Statement	☐ Confidential,For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

GLYCOGENESYS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐    Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to the Registrant’s Proxy Statement on Schedule 14A, filed with the Commission on March 16, 2005, is being made to address the requirements of Item 13(a) of Schedule 14A. The Registrant had previously anticipated omitting the information required under Item 13(a) in reliance on the Instructions to Item 13 but has decided to include the information by reference, as more specifically described in the Proxy Statement.

This Amendment No. 1 to the Proxy Statement reflects an updated special meeting date of May 10, 2005.

With the exception of the changes noted above, no other information contained in the original Proxy Statement on Schedule 14A filed March 16, 2005, has been amended by this amendment.

GLYCOGENESYS, INC.

Park Square Building

31 St. James Avenue, 8th Floor

Boston, MA 02116

(617) 422-0674

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND

PROXY STATEMENT

To Be Held on May 10, 2005

Notice is hereby given that the special meeting of stockholders of GlycoGenesys, Inc. (the “Company”) will be held at the Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts 02116, on May 10, 2005 at 10:00 a.m. Eastern time.

The special meeting will be held for the following purposes:

1. Private Placement. To consider and act upon a proposal to approve the issuance of Series D convertible preferred stock, common stock warrants and common stock issuable upon conversion and exercise of the Series D convertible preferred stock and the common stock warrants, in an amount that will be 20% or more of our common stock outstanding as of March 15, 2005, in order to satisfy:

•	Nasdaq Marketplace Rule 4350(i)(1)(D), as may be amended (the “Nasdaq 20% Rule”) which requires shareholder approval of the issuance because the issuance would result in 20% or more of our common stock outstanding as of March 15, 2005 being issued; and

•	Nasdaq Marketplace Rule 4350(i)(1)(B), as may be amended (the “Nasdaq Change of Control Rule”) which requires shareholder approval of the issuance because the issuance could result in a purchaser or affiliated group of purchasers acquiring 20% or more of our common stock outstanding as of March 15, 2005, which is interpreted by Nasdaq to be a change in control.

2. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 14, 2005 are entitled to notice of and to vote at the special meeting or any adjournment thereof.

We urge you to read the enclosed proxy statement carefully so that you may be informed about the business to come before the special meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose or use the telephone or internet voting system.

By Order of the Board of Directors

Bradley J Carver Chief Executive Officer and President

Boston, Massachusetts

March         , 2005

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

GLYCOGENESYS, INC.

Park Square Building

31 St. James Avenue, 8th Floor

Boston, MA 02116

(617) 422-0674

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD

May 10, 2005

This proxy statement is being furnished to the holders of record of common stock, $.01 par value per share (the “Common Stock”), of GlycoGenesys, Inc. (the “Company”), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) to be voted at the special meeting of stockholders (the “Special Meeting”) to be held at 10:00 a.m., Eastern time, on May 10, 2005, at the Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts 02116, and at any adjournment of such meeting. This proxy statement is expected to be mailed to stockholders on or about April     , 2005.

Use and Revocation of Proxies

The proxy solicited hereby, if properly executed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matter described below and, upon the transaction of such other business as may properly come before the Special Meeting, in accordance with the best judgment of the persons appointed as proxies.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company (GlycoGenesys, Inc., Park Square Building, 31 St. James Avenue, 8th Floor, Boston, MA 02116, Attention: Secretary) written notice thereof, (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Special Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Special Meeting and any adjournment thereof and will not be used for any other meeting.

Record Date

The Board of Directors has fixed the close of business on March 14, 2005 as the record date for the determination of stockholders entitled to notice of the Special Meeting (“Voting Record Date”). Only stockholders of record at the close of business on the Voting Record Date will be entitled to vote at the Special Meeting. On the Voting Record Date, there were 10,084,384 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter properly presented at the Special Meeting.

Abstentions and Broker Non-Votes

The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term “broker non-vote” refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved. The matter presented at the Special Meeting is a routine matter upon which a broker may, in the absence of instructions from the beneficial owner, exercise his or her discretion in voting the shares.

Voting Electronically via the Internet or Telephone

If your shares of Common Stock are registered directly with Computershare Investor Services, you may also vote your shares either via the Internet or by telephone. Specific instructions for voting via the Internet or telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

If your shares of Common Stock are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Proxy Statement and the enclosed form of proxy the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the enclosed paper proxy in the postage-prepaid envelope provided.

Forward Looking Statements

This proxy statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Typically, the use of the words “believe”, “anticipate”, “plan”, “expect”, “seek”, “estimate” and similar expressions identify forward-looking statements. Unless a passage described a historical event, the statement should be considered a forward-looking statement. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, the forward-looking statements included in this proxy statement may prove to be inaccurate. Our actual results may differ materially from the results anticipated in the forward-looking statements. Any forward-looking statements contained in this proxy statement involve risks and uncertainties, including but not limited to, risks that the second closing of the financing described in this proxy statement is not closed, risks that an alliance or partnership will not be consummated, risks of product development (such as failure to demonstrate efficacy or safety), risks related to United States Food and Drug Administration and other regulatory procedures, the results of financing efforts, market acceptance risks, the impact of competitive products and pricing, the results of current and future licensing, joint ventures and other collaborative relationships, developments regarding intellectual property rights and litigation, and other risks identified in the our filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Votes Required to Approval the Proposal

The approval of the issuance of Series D convertible preferred stock, common stock warrants and common stock issuable upon conversion and exercise of the preferred stock and the warrants, in an amount that may be greater than otherwise allowed under the Nasdaq 20% Rule and the Nasdaq Change of Control Rule (such rules together, the “Nasdaq Limitations”) requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting.

PROPOSAL

TO APPROVE THE ISSUANCE OF SERIES D CONVERTIBLE PREFERRED STOCK, COMMON STOCK WARRANTS AND COMMON STOCK ISSUABLE UPON CONVERSION AND EXERCISE OF THE SERIES D CONVERTIBLE PREFERRED STOCK AND THE COMMON STOCK WARRANTS, IN AN AMOUNT THAT WILL BE 20% OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF MARCH 15, 2005, IN ORDER TO SATISFY:

•	THE NASDAQ 20% RULE WHICH REQUIRES SHAREHOLDER APPROVAL OF THE ISSUANCE BECAUSE THE ISSUANCE WOULD RESULT IN 20% OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF MARCH 15, 2005 BEING ISSUED; AND

•	THE NASDAQ CHANGE OF CONTROL RULE WHICH REQUIRES SHAREHOLDER APPROVAL OF THE ISSUANCE BECAUSE THE ISSUANCE COULD RESULT IN A PURCHASER OR AFFILIATED GROUP OF PURCHASERS ACQUIRING 20% OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF MARCH 15, 2005, WHICH IS INTERPRETED BY NASDAQ TO BE A CHANGE OF CONTROL.

Summary

On March 4, 2005, we entered into a Purchase Agreement with certain institutional and accredited investors to purchase up to 6,500 shares of Series D convertible preferred stock and warrants to purchase up to 6,500,000 shares of Common Stock at an exercise price of $1.23 per share, subject to adjustment, for consideration of $6,500,000. Each share of Series D convertible preferred stock initially converts into 1,000 shares of Common Stock with a conversion price of $1.00, subject to adjustment. The terms of the Series D convertible preferred stock and the warrants are discussed under “Terms of the Private Placement.”

On March 15, 2005, we sold 2,000 shares of Series D convertible preferred stock and 2,000,000 common stock warrants to the investors for aggregate consideration of $2,000,000. A second closing for the remaining $4,500,000 is to take place not later than June 1, 2005 and is subject to stockholder approval as well as satisfaction or waiver of customary closing conditions.

The Nasdaq Stock Market has certain rules that prohibit listed companies from issuing 20% or more of a company’s outstanding shares of common stock (or securities convertible into or exercisable for common stock) at less than the greater of market price or book value per share, as well as rules that prohibit the issuance of securities that would result in a person or group of affiliated persons owning or have the potential to own 20% or more of a company’s outstanding common stock, unless in both cases, shareholder approval is received before such issuances. Because the issuance of the Series D convertible preferred stock and common stock warrants in the second closing would result in greater than 20% of our outstanding Common Stock being issued and because the Series D convertible preferred stock and common stock warrants could potentially result in an investor holding 20% or more of our Common Stock, we are seeking shareholder approval prior to the second closing. The second closing is contingent upon shareholder approval. Shareholder approval will allow us to hold the second closing and will also result in the removal of certain restrictions on the dividend payments, exercise, conversion, redemption and voting rights of the Series D preferred stock and common stock warrants.

Background of the Private Placement

In 2004, our management team and board of directors determined a critical need to raise additional capital in order to continue the development into 2005 of GCS-100, our novel cancer drug candidate, for which most of our capital resources in 2004 went to its development. In May 2004, we initiated a Phase I dose escalation trial to evaluate higher dose levels of GCS-100LE, a low ethanol formulation of GCS-100. Earlier in 2004, we opened a research laboratory in Cambridge, Massachusetts. In March 2005, we plan to initiate the first trial in a two-trial program in multiple myeloma at Dana-Farber Cancer Institute, Boston, MA with the second trial expected to begin late 2005. In mid-2005, we plan to initiate a Phase I/II trial in chronic lymphocytic leukemia in the U.S. and in late 2005 we plan to initiate a Phase II solid tumor trial with GCS-100LE.

In light of our need for more capital, we have explored a number of debt and equity financing options and explored possible strategic relationships. Given the longer timeframe to conduct due diligence and negotiate a strategic relationship with a biotechnology or pharmaceutical company, such a transaction would not provide needed capital on an early enough timeframe. We determined that it would be extremely difficult to raise additional capital through a public offering, due to a number of factors, including the volatility of the public markets, our low stock price and our failure at that time to satisfy certain minimum listing criteria of the Nasdaq Small Cap Market . As an alternative to a public offering, we considered a private placement of our equity securities to selected accredited and institutional investors.

On or about November 11, 2004 we engaged Roth Capital Partners LLC (“Roth Capital”), a placement agent we have used in the past, to assist us in completing a private placement transaction. In November 2004, our Board of Directors considered a private placement of $2.5 million consisting of shares of our Common Stock issued at a discount to their then current market price and warrants exercisable for shares of our Common Stock at a premium to the market price of such Common Stock on the date the warrants were to be issued. The terms of the proposed private placement in November 2004 were too onerous for the Company and were rejected. At that time, many potential investors indicated that the Company had too many shares and warrants outstanding for its stage of development.

In December 2004, we undertook a 1:6 reverse split of our Common Stock to create what we believed would be a capital structure more in line with peer companies at our stage of development in the biotechnology sector. In January, we publicly outlined our corporate strategy including clinical trial plans and a commitment to forming a strategic partnership or alliance with a biotech or pharmaceutical partner during 2005. It is our belief that such an alliance would reduce our need to raise additional capital from the financial markets and provide the opportunity to potentially reduce future dilution to our shareholders. In order to provide capital for us to be able to viably pursue a strategic partnering relationship, we continued our fund raising efforts into the first quarter of 2005.

Throughout early 2005, Roth Capital and members of our management team engaged in extensive fundraising efforts with respect to the private financing. During the course of our fundraising efforts, Roth Capital and members of our management team contacted more than 40 potential financing sources and conducted personal meetings with more than 20 potential financing sources, including certain of our existing stockholders. Additionally, members of our management team continued to hold discussions with a number of potential strategic partners.

On February 22, 2005, our Board of Directors met to consider approval of a proposed Series D convertible preferred stock and common stock warrant private placement to a group of investors identified by Roth Capital who collectively had indicated a willingness to invest in the Company. After discussion of the terms and conditions of the proposed Series D convertible preferred stock and common stock warrant private placement and the alternatives available to us should the proposed private placement not be completed, our Board of Directors unanimously determined that the proposed private placement is in the best interests of the Company and our stockholders and approved the private placement, including the issuance to the purchasers of our Series D convertible preferred stock and the issuance of warrants to purchase shares of our Common Stock. We discuss the terms of the private placement in more detail below under “Terms of the Private Placement.” Our reasons for entering into the private placement are more fully described below under “Reasons for the Private Placement.”

On March 15, 2005 we completed the first closing of the private placement where we sold Series D convertible preferred stock and common stock warrants for aggregate gross proceeds of $2,000,000.

Reasons for the Private Placement

In the course of reaching its decision to approve the issuance of the Series D convertible preferred stock and the common stock warrants and to approve the private placement, our board of directors consulted with our senior management and considered a number of factors in favor of the private placement, including the following material factors:

•	The need to quickly raise adequate funds to successfully continue development and clinical trials of GCS-100; given that we had $ in cash and cash equivalents, $ in total assets and stockholders’ equity of $ as of December 31, 2004;

•	Our financial condition, results of operations and cash flows, including the significant losses incurred by us since our founding and our history of not generating positive cash flows from operations while we are in the research and development phase of our business. At current levels, unless we consummate the private placement, our current cash, cash equivalents and short-term investments will only be sufficient to fund our projected operations [through/into] the quarter. If we are not able to complete the private placement in a timely manner, we will need to implement fundamental changes to our business and operations which will likely include substantially reducing, suspending or terminating certain research and development activities and selling or potentially ceasing operations and liquidating the Company;

•	The absence of other viable financing alternatives in light of the extensive process undertaken by Roth Capital and the members of our senior management team to solicit third party indications of interest in our financing; and

•	The reasonable likelihood of the consummation of the private placement given the conditions to closing.

Our Board of Directors also considered the following material factors adverse to the proposed private placement:

•	The fact that, following the private placement, our common stockholders will be substantially diluted; and

•	The possibility that the private placement may not be completed.

In view of the variety of the material factors considered in connection with the evaluation of the private placement and the complexity of these matters, our Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering the various factors, individual members of our Board of Directors may have assigned different weight to different factors.

After evaluating the foregoing reasons for and against the private placement and based upon their knowledge of our business, financial condition and prospects, and the views of our senior management, our Board of Directors unanimously concluded that the issuance of the shares of Series D convertible preferred stock, the issuance of the common stock warrants and the terms of the private placement are in the Company’s best interests and in the best interests of our stockholders.

Necessity for Stockholder Approval

Our Common Stock is listed on the Nasdaq Small Cap Market and, as such, we are subject to the NASD Marketplace Rules. The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to issuances of common stock or securities convertible into or exchangeable for common stock at a price equal to less than the greater of market or book value of such securities (on an as converted basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

Shares of our Common Stock issuable upon the exercise or conversion of the common stock warrants and the Series D convertible preferred stock issued in the private placement transaction are considered Common

Stock issued for the purposes of determining whether the 20% limit has been reached in the private placement transaction. The ultimate number of shares of our Common Stock issuable upon the exercise or conversion of securities sold in the private placement following the second closing would result in the issuance of more than 20% of our outstanding Common Stock as of March 15, 2005 at a price less than the greater of the book value or market value of the shares. Therefore, shareholder approval is necessary to comply with the Nasdaq 20% Rule.

Marketplace Rule 4350(i)(1)(B) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer. Generally, NASD interpretations provide that 20% ownership of the shares of an issuer by one person or group of affiliated persons is deemed to be control of such issuer. Restrictions in the Purchase Agreement, the Certificate of Designations, Preferences and Rights of Series D Preferred Stock and the form of common stock warrant prohibit the holders of Series D convertible preferred stock and common stock warrants from acquiring, pursuant to those securities, more than 19.99% of our shares of Common Stock at any time prior to our receipt of stockholder approval for the private placement. If stockholder approval is granted under this Proxy, the number of shares issuable upon the exercise or conversion of the common stock warrants or Series D convertible preferred stock may result, if adjustments in the Conversion Price are made, in one purchaser or an affiliated group of purchasers owning more than 20% of our shares of Common Stock.

The stockholders should note that the change of control under the NASD interpretations apply only with respect to the Marketplace Rules of the NASD. Notwithstanding such NASD rules, we do not deem the private placement to be an actual change in control.

In order to permit the second closing of the private placement, and in order to comply with the Nasdaq 20% Rule and the Nasdaq Change of Control Rule, we are seeking stockholder approval for the potential issuance of securities in excess of the Nasdaq Limitations upon conversion or redemption of any of the Series D convertible preferred stock or upon exercise of any of the common stock warrants issued in the first or second closing of the private placement transaction.

Terms of the Private Placement

THIS SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE PURCHASE AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE FORM OF COMMON STOCK WARRANT AND THE CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES D PREFERRED STOCK, EACH IN THEIR ENTIRETY, AND EACH OF WHICH IS ATTACHED AS APPENDICES A-D. YOU SHOULD READ THIS SUMMARY IN CONJUNCTION WITH THESE DOCUMENTS.

General

On March 4, 2005, we entered into a Purchase Agreement with certain institutional and accredited investors related to the private placement of up to 6,500 shares of Series D convertible preferred stock (each such share convertible into 1,000 shares of common stock, subject to adjustment) and warrants to purchase up to 6,500,000 shares of Common Stock at an exercise price per share of $1.23, subject to adjustment.

Conditions to Closing

The first closing of the private placement, for 2,000 shares of Series D convertible preferred stock and warrants to purchase 2,000,000 shares of Common Stock, took place on March 15, 2005. The second closing of the private placement is scheduled to take place not later than June 1, 2005 and is subject to the stockholder approval set forth in this proxy as well as satisfaction or waiver of customary closing conditions. Assuming both closings are consummated, the aggregate proceeds to the Company from the sale of the Series D convertible preferred stock and warrants will be approximately $6.5 million, before deducting commissions and other expenses.

Terms of the Series D Convertible Preferred Stock

Ranking

The Series D convertible preferred stock, par value $0.01 per share, was created by filing a Certificate of Designations, Preferences and Rights of Series D Preferred Stock with the Secretary of State of Nevada on March 7, 2005. The Series D convertible preferred stock ranks junior to the Series A preferred stock and the Series B preferred stock in terms of dividends and liquidation rights. Both the Series A preferred stock and the Series B preferred stock are non-voting. The Series D convertible preferred stock ranks senior to our Common Stock in all respects and has the voting rights described below.

Dividends

The Series D convertible preferred stock has the right to receive, subject to the rights of the Series A preferred stock and the Series B preferred stock and in preference to the all other classes of stock, cumulative dividends at a rate of eight percent per year, calculated on an amount equal to the stated value of the Series D convertible preferred stock of $1,000 per share (subject to adjustment for stock splits, stock dividends and similar events, the “Stated Value”). Dividends are payable quarterly in arrears beginning on the first day of January of each year. Dividends are payable in cash or shares of Series D convertible preferred stock, at our option, provided that the number of shares of Series D convertible preferred stock that may be issued as a dividend shall be limited if and to the extent the Company would exceed the Nasdaq Limitations. In such event, we will pay dividends thereupon in cash out of legally available funds only for those dividends which we cannot pay in shares of Series D convertible preferred stock. This limitation on the payment of dividends in shares of Series D convertible preferred stock would be removed upon receipt of the shareholder approval being requested in this proxy statement.

Liquidation Rights

Upon a liquidation, dissolution, winding-up, consolidation, merger, sale of substantially all assets or similar event, the Series D convertible preferred stock shall have the right to receive, subject to the rights of the Series A preferred stock and the Series B preferred stock held by Elan International Services, Ltd. and in preference to the all other classes of stock, an amount equal to the Stated Value of the Series D convertible preferred stock, plus all accrued but unpaid dividends. After the payment of any and all liquidation preferences on our capital stock, the Series D convertible preferred stock will participate along with our Common Stock and other capital stock that has participation rights, pro-rata on an as converted basis in the remaining assets and funds of the Company.

Voting Rights

Except as otherwise provided in our Articles of Incorporation or as required by applicable law, the holders of Series D convertible preferred stock shall be entitled to vote on all matters on which the holders of Common Stock shall be entitled to vote, on an as converted basis, voting together with the holders of Common Stock as a single class. Notwithstanding the foregoing, no holder of Series D convertible preferred stock shall vote, or cause to be voted on any matter on which the holders of Series D convertible preferred stock vote together with the holders of the Common Stock (and any other class or series of capital stock of the Company) as a single class, more than the number of shares of Common Stock that exceeds the quotient of (x) the aggregate Stated Value of such holder’s shares of Series D convertible preferred stock divided by (y) the closing bid price of our Common Stock on March 15, 2005, regardless of adjustments to the Conversion Price. In addition, the holders of Series D convertible preferred stock may not vote their shares of Series D preferred convertible preferred stock or the shares of Common Stock issuable upon conversion of the Series D convertible preferred stock in connection with this proposal.

We are not permitted, without the affirmative vote or written consent of the holders of 2/3 of the Series D convertible preferred stock, directly or indirectly, to take any of the following actions or agree to take any of the following actions:

•	amend, alter or repeal any of the provisions of the Certificate of Designations, Preferences and Rights of Series D Preferred Stock, or in any way change the preferences, privileges, rights or powers with respect to the Series D convertible preferred stock or reclassify any class of stock, including, without limitation, by way of merger or consolidation;

•	authorize, create, designate, issue or sell any (A) class or series of capital stock (including shares of treasury stock), (B) rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital stock or (C) any debt security which by its terms is convertible into or exchangeable for any capital stock or has any other equity feature or any security that is a combination of debt and equity, which capital stock, in each case, is senior to or pari passu with the Series D convertible preferred stock;

•	increase the number of authorized shares of Series D convertible preferred stock or authorize the issuance of or issue any shares of Series D convertible preferred stock (other than an issuance in connection with the payment of dividends on the Series D convertible preferred stock);

•	agree to any restriction on the Company’s ability to satisfy its obligations to holders of Series D convertible preferred stock or the Company’s ability to honor the exercise of any rights of the holders of the Series D convertible preferred stock;

•	redeem, purchase or otherwise acquire for value (including through an exchange), or set apart money or other property for any mandatory purchase or the redemption, purchase or acquisition of any shares of capital stock of the Company (except with respect to (i) the repurchase of shares of Common Stock held by our employees, officers or directors pursuant to the terms of an equity incentive plan approved by our Board of Directors, (ii) the repurchase or redemption of the Series D convertible preferred stock in accordance with the terms of the Certificate of Designations, Preferences and rights of Series D Preferred Stock, or (iii) any Series A Preferred Stock or Series B Preferred Stock); or

•	agree to do any of the foregoing.

Conversion and Anti-Dilution

Each share of Series D convertible preferred stock is convertible into the number of shares of Common Stock equal to the Stated Value divided by the conversion price of $1.00 per share (subject to adjustment for stock splits, stock dividends and certain dilutive issuances) (the “Conversion Price”). After March 15, 2006, we have the right to force conversion of all Series D convertible preferred stock if, for a 20 consecutive trading day period, the average closing price of our common stock is equal to at least $1.75, the aggregate trading volume during such 20 trading day period exceeds one million shares and customary conditions are satisfied.

Unless and until we have obtained stockholder approval pursuant to this proxy, a holder of Series D convertible preferred stock shall not be entitled to vote or convert its shares of Series D convertible preferred stock if and to the extent the Company would exceed the Nasdaq Limitations. Such limitations would be removed upon receipt of the shareholder approval being requested in this proxy statement.

Prior to conversion or redemption, the Series D convertible preferred stock is subject to full ratchet anti-dilution protection. Such anti-dilution protection covers the issuance of any Common Stock, securities convertible into Common Stock or securities, including options and warrants, exercisable for shares of Common Stock at a price per share below the Conversion Price (such issuance, a “Dilutive Issuance”). However, Dilutive Issuances do not include issuances:

•	upon the exercise of any options, warrants or convertible securities outstanding on March 15, 2005,

•	upon the grant or exercise of any stock or options which may be granted under any stock option or incentive plan of the Company in existence on March 15, 2005,

•	of securities as consideration for a merger or consolidation with, or purchase of assets from, a third party,

•	in connection with any strategic partnership, joint venture or similar transaction in which the Company enters into a technology or development agreement (the primary purpose of any such action not being to raise capital),

•	upon conversion of Series D convertible preferred stock or as payment-in-kind dividends on the Series D convertible preferred stock,

•	upon conversion of Series A Preferred Stock and Series B Preferred Stock,

•	upon exercise of the common stock warrants issued in the private placement, and

•	as a result of any stock split, combination, dividend, distribution, reclassification, exchange or substitution.

The Conversion Price will be automatically adjusted down to the price of the Dilutive Issuance upon issuance and the Series D convertible preferred stock and the common stock warrants will thereafter be convertible and exercisable, respectively, at that new Conversion Price or exercise price.

Redemption

On or after March 15, 2009, we are required to redeem the Series D convertible preferred stock in cash or Common Stock at our option, provided that the Common Stock will be valued at 90% of the 20 trading day volume weighted average price preceding such redemption, and provided further that we shall not be entitled to redeem the Series D convertible preferred stock for shares of Common Stock if and to the extent the Company would exceed the Nasdaq Limitations. Such limitation would be removed upon receipt of the shareholder approval being requested in this proxy statement.

The holders of the Series D convertible preferred stock have a right to require us to redeem the Series D convertible preferred stock upon the occurrence of: (i) our notice to any holders that we intend not to comply with proper requests for conversion in accordance with the terms of the Series D convertible preferred stock, (ii) our failure to deliver, within the requisite time period, shares of Common Stock to any holder of Series D convertible preferred stock upon conversion; (iii) our breach of any material representation or warranty made in the Purchase Agreement or in any of the other transaction documents; or (iv) our breach of any material covenant or any other material term or condition of the Purchase Agreement or any other transaction document, which such breach has not been cured within 10 days of notice.

Automatic Adjustment

If, at any time, we issue any class or series of capital stock, or adjust the rights of any now or hereafter existing class or series of capital stock, so that the powers, designations, preferences and rights thereof are in any way superior to the then existing powers, designations, preferences and rights of the Series D convertible preferred stock, then the then outstanding shares of Series D convertible preferred stock shall automatically be adjusted to have such superior powers, designations, preferences and rights, which adjustment shall be immediately effective.

Warrants

The common stock warrants issued and issuable in the private placement may be exercised for an aggregate of 6,500,000 share of Common Stock, subject to adjustment as described below. The warrants are exercisable at $1.23 per share for a period of five years, beginning six months from the date the warrants are issued, provided however that the warrants may not be exercised for shares of Common Stock if and to the extent the Company would exceed the Nasdaq Limitations. Such limitation would be removed upon receipt of the shareholder approval being requested in this proxy statement.

The exercise price and number of shares issuable upon exercise are subject to adjustment in the event of stock splits or dividends, liquidation, dissolution, winding-up, consolidation, merger, sale of substantially all assets, or similar event and certain dilutive issuances. The common stock warrants are subject to full ratchet anti-dilution protection. Upon any Dilutive Issuance, the exercise price will be automatically adjusted down to the price of such issuance and the warrants will thereafter be exercisable at the new exercise price.

Registration Rights

We are obligated to register the shares of Common Stock underlying the Series D convertible preferred stock and the common stock warrants for resale on a registration statement to be filed within the earlier of 45 days after the first closing and 5 business days after the second closing. Failure to file a registration statement within the required timeframe will result in the payment of liquidated damages to the purchasers. We must use our best efforts to cause the registration statement to become effective within 90 days of March 15, 2005 (120 days if the SEC chooses to review the registration statement). Failure to have the registration statement declared effective within such time frames will result in the payment of liquidated damages to the purchasers.

Voting Agreement

In connection with the private placement, Bradley J Carver, our Chief Executive Officer, President and Interim Chairman of the Board of Directors, entered into a voting and lock-up agreement. In this agreement, Mr. Carver agreed to vote the shares beneficially owned by him in favor of the proposal set forth in this proxy statement and provide the lead investor in the private placement with a proxy to vote his shares in this manner. In addition, Mr. Carver agreed not to sell his shares in the Company, except for up to 10% of his shares, for a period ending 180 days following the effectiveness of the registration statement required to be filed by the Company to register the shares of common stock underlying the Series D convertible preferred stock and common stock warrants.

Fees of the Placement Agent

We have agreed to pay Roth Capital for services rendered as the placement agent, in cash and the issuance of common stock warrants, in the form used for the purchasers, exercisable at an exercise price of $1.23 per share, upon both the first and second closings of the private placement transaction. On March 15, 2005, we paid Roth Capital $140,000 and issued a warrant to purchase 60,000 shares of our Common Stock. Upon the second closing of the private placement, we will pay Roth Capital $315,000 and issue a warrant to purchase 135,000 shares of our Common Stock.

Board of Directors Recommendation, Fiduciary Out and Termination Fees

Subject to the fiduciary out described in the next sentence, our board of directors is required under the Purchase Agreement to recommend you vote for the proposal in question. Our Board of Directors is not required to recommend that you vote for the proposal in question if it determines in good faith, after consultation with and receipt of legal advice from the Company’s outside advisors, that following the receipt of a proposal for a change of control such a recommendation would be inconsistent with their fiduciary duties to our stockholders. The foregoing fiduciary out also permits our Board of Directors to discuss, negotiate and approve a change of control transaction with a third party, actions which are otherwise prohibited pursuant to the Purchase Agreement without the affirmative vote of the holders of two-thirds of the Series D convertible preferred stock.

In the event the Purchase Agreement terminates pursuant to the operation of the fiduciary out, we are required to pay each of the investors an amount equal to 10% of the aggregate purchase price each such investor committed to pay. In such a circumstance, we will also be required to pay Roth Capital all the fees and expenses (including the expenses of Roth Capital’s counsel) they would have been entitled to had the private placement been completed. No such termination fees are payable if the second closing of the private placement shall not be consummated solely because stockholder approval of the proposal in question was not received.

Dilutive Effect of the Private Placement

Consummation of the first closing of the private placement had a dilutive effect on our current stockholders and consummation of the second closing of the private placement will increase the dilutive effect. The aggregate number of shares issued pursuant to the private placement will increase substantially the number of shares of our capital stock currently outstanding on an as converted basis, and thereby the percentage ownership of our current stockholders will significantly decline as a result of the private placement. If both closings of the private placement are consummated, purchasers in the private placement will own approximately 56.3% of the outstanding shares of our capital stock, on an as converted basis assuming conversion of all the shares of Series D preferred stock and exercise of all the common stock warrants (upon which we will receive additional proceeds of $8.0 million provided a registration statement covering the shares is effective) and assuming no Dilutive Issuance.

Further, the “full ratchet” anti-dilution protection provided to both the Series D convertible preferred stock and the common stock warrants could substantially increase the number of shares of our Common Stock currently outstanding. Upon a Dilutive Issuance, the Conversion Price or exercise price will be automatically adjusted down to the price of such issuance and the Series D convertible preferred stock and the common stock warrants will thereafter be convertible and exercisable, respectively, at that new Conversion Price or exercise price. Therefore, if any shares of our capital stock are issued below the current Conversion Price, there will be additional dilution.

Use of Proceeds

Assuming the completion of both closings, we will receive net proceeds of approximately $6.0 million from the private placement transaction. We intend to use these proceeds primarily for funding the costs of enrolling and conducting our Phase I/II dose ranging clinical trial for GCS-100LE in multiple myeloma, funding the initiation of our Phase I/II dose ranging clinical trial for GCS-100LE in chronic lymphocytic leukemia, manufacturing drug supplies of GCS-100LE for our clinical trial needs through 2005, conducting additional analytical and pre-clinical studies, paying license fees and working capital for general corporate purposes.

Required Vote

The approval of the issuance of Series D convertible preferred stock, common stock warrants and Common Stock issuable upon conversion and exercise of the preferred stock and the warrants, in an amount that will be greater than otherwise allowed under Nasdaq Limitations, requires the affirmative vote of a majority of the total votes cast by holders of the outstanding shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote at the meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS APPROVED THE MATTERS INCLUDED IN THE PROPOSAL. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, to the Company’s knowledge, as of March 15, 2005 (unless otherwise noted), the beneficial ownership of the Company’s Common Stock by (i) persons who beneficially own more than 5% of the Company’s Common Stock, (ii) each director, (iii) each of the named executive officers, and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Beneficially Owned Shares	Percent of Class/(1)/
Elan International Services, Ltd./(2)/	1,847,834	15.5%
Bradley J Carver/(3)/	476,028	4.7%
John W. Burns/(4)/	68,582	*
Theodore J. Host/(5)/	18,818	*
David W. Dube/(6)/	14,169	*
Michael E. Hanson/(7)/	6,805	*
Frederick E. Pierce, II/(8)/	28,433	*
William O. Fabbri(9)	10,931	*
Directors and Executive Officers as a group (7 persons)/(10)/	623,766	6.1%

*	Represents less than 1% of the outstanding shares of Common Stock.
(1)	The information presented with respect to stock ownership and related percentage information is based on Common Stock as a percentage of the aggregate number of shares of Common Stock outstanding. The number of shares of Common Stock outstanding, 10,084,384, does not include shares issuable upon the conversion of outstanding preferred stock, exercise of outstanding warrants or stock options or shares reserved for issuance pursuant to the 1998 Stock Option Plan, 2000 Stock Incentive Plan and the 2003 Omnibus Incentive Plan. In determining the percent of class owned by each stockholder, the numerator includes the number of shares of outstanding Common Stock held by such stockholders plus all shares of Common Stock that such stockholder has the right to acquire within 60 days of March 15, 2005, the date on which beneficial ownership is being determined. The denominator includes the total number of shares of Common Stock outstanding held by all stockholders plus all shares of Common Stock which such stockholder has the right to acquire within 60 days of March 15, 2005.
(2)	According to our records and information contained in filings with the Securities and Exchange Commission, Elan International Services Ltd. has shared voting and shared dispositive power with Elan Corporation, plc with respect to 138,264 shares issuable upon the exercise of warrants within 60 days of March 15, 2005 and 1,709,570 shares of Common Stock issuable upon the conversion of Series A and Series B Preferred stock within 60 days of March 15, 2005. The business address of Elan International Services, Ltd. is 102 St. James Court, Flatts, Smith Parish, Bermuda FL 04.
(3)	Includes 41,234 shares issuable upon exercise of options within 60 days of March 15, 2005. The business address of Mr. Carver is c/o GlycoGenesys, Inc., Park Square Building, 31 St. James Avenue, 8th Floor, Boston, MA 02116.
(4)	Includes 59,660 shares issuable upon exercise of warrants and options within 60 days of March 15, 2005.
(5)	Includes 15,798 shares issuable upon exercise of warrants and options within 60 days of March 15, 2005.
(6)	Consists of 14,169 shares issuable upon exercise of options within 60 days of March 15, 2005.
(7)	Consists of 6,805 shares issuable upon exercise of options within 60 days of March 15, 2005.
(8)	Includes 27,433 shares issuable upon exercise of options within 60 days of March 15, 2005.
(9)	Consists of 10,931 shares issuable upon exercise of options within 60 days of March 15, 2005.
(10)	Includes 176,030 shares issuable upon exercise of warrants and options within 60 days of March 15, 2005.

STOCKHOLDER PROPOSALS

If any stockholder of the Company intends to present a proposal for consideration at the Special Meeting anticipated to be held on May 10, 2005 and desires to have such proposal included in the definitive proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the main office of the Company within a reasonable time before we begin to print and mail the proxy materials. Any such proposal shall be sent to the attention of the Secretary of the Company at Park Square Building, 31 St. James Avenue, 8th Floor, Boston, MA 02116. We anticipate beginning to print and mail the proxy materials on             , 2005.

The deadline for presenting stockholder proposals for consideration at the Company’s 2005 annual meeting of stockholders, anticipated to be held in June 2005, and having such stockholder proposals included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, was January 25, 2005. As such, no stockholder proposals will be included in our upcoming proxy statement with respect to our 2005 annual meeting. A shareholder proposal may be introduced at the 2005 annual meeting of stockholders even if it has not been included in the proxy statement for our annual meeting provided it is introduced in accordance with the rules and regulations governing our 2005 annual meeting of stockholders. Management is permitted to vote, in their discretion, any proxies received by the Company for the 2005 annual meeting of stockholders with respect to such stockholder proposal(s) if the Company does not receive notification of such stockholder proposal(s) on or before April 10, 2005. Notice of such proposal is to be sent to the above address.

OTHER MATTERS AND INCORPORATION OF FINANCIAL

AND OTHER INFORMATION BY REFERENCE

The Board of Directors is not aware of any business to come before the Special Meeting other than the matter described in the proxy statement. However, if any other matters should properly come before the Special Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The Company’s annual report on Form 10K for the year ended December 31, 2004 is hereby incorporated by reference as part of this proxy statement. A copy of the annual report shall be delivered to security holders of the Company concurrent with the delivery of this proxy statement.

Representatives from Deloitte & Touche LLP, the Company’s independent accountant for the current fiscal year and the most recently completed fiscal year, are not expected to be in attendance at the Special Meeting. As such, they will not have an opportunity to make a statement and will not be available to respond to appropriate questions.

SOLICITATION OF PROXIES

The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this proxy statement. In addition to solicitation of proxies by mail, directors, officers and employees of the Company (who will receive no additional compensation therefore) may solicit the return of proxies by telephone, telegram or personal interview. The Company has also engaged the firm of                                                   as proxy solicitors. The fee to such firm for solicitation services is estimated to be $•, plus reimbursement of out-of-pocket expenses. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

Each holder of Common Stock who does not expect to be present at the Special Meeting or who plans to attend but who does not wish to vote in person is urged to fill in, date and sign the proxy and return it promptly in the enclosed return envelope.

Insofar as any of the information in the proxy statement may rest peculiarly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

By Order of the Board of Directors,

Bradley J Carver Chief Executive Officer and President

March     , 2005

Appendix A

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of this 4th day of March, 2005 (the “Signing Date”) by and among GlycoGenesys, Inc., a Nevada corporation (the “Company”), Bristol Investment Fund, Ltd., a Cayman Island exempt company (the “Lead Investor”), and the other investors set forth on Schedule I and Schedule II affixed hereto, as such Schedules may be amended from time to time in accordance with the terms of this Agreement (each an “Investor” and collectively the “Investors”; for the avoidance of doubt, the Lead Investor is an Investor).

Recitals:

A. The Company desires, pursuant to this Agreement, to raise up to $8,000,000 through the issuance and sale of the following to the Investors (the “Private Placement”): (i) up to 8,000 shares of a newly created series of the Company’s Preferred Stock, designated “Series D Convertible Preferred Stock”, par value $0.01 per share (the “Preferred Stock”), which Preferred Stock shall have the rights, preferences and privileges set forth in the Certificate of Designations, Preferences and Rights, in the form of Exhibit A annexed hereto and made a part hereof (the “Certificate of Designations”), and each share of Preferred Stock shall have a stated value of $1,000 and shall initially be convertible into shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), at a price of $1.00 per share (the “Conversion Price”); and (ii) warrants to acquire up to 8,000,000 shares of Common Stock at an exercise price equal to one hundred ten percent (110%) of the market price (as determined in accordance with the rules of the NASDAQ Stock Market) of a share of Common Stock on the Signing Date, in the form of Exhibit B annexed hereto and made a part hereof (the “Warrants”); and

B. The Private Placement is structured to occur in two closings, subject to the conditions hereinafter set forth, and (i) at the First Closing, the Investors will purchase $2,000,000 of the Preferred Stock and Warrants in the Private Placement and (ii) if stockholder approval (“Stockholder Approval”) of the issuance and sale to the Investors of the Securities pursuant to the Private Placement is obtained at the Stockholders Meeting, the Investors will purchase at the Second Closing up to an additional $6,000,000 of the Preferred Stock and Warrants in the Private Placement; and

C. At the First Closing, the Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors, upon the terms and conditions stated in this Agreement, such number of shares of Preferred Stock and Warrants to purchase such number of shares of Common Stock as are set forth next to each such Investor’s name on Schedule I affixed hereto; and

D. Assuming Stockholder Approval, at the Second Closing, the Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors, upon the terms and conditions stated in this Agreement, such number of shares of Preferred Stock and Warrants to purchase such number of shares of Common Stock as are set forth next to each such Investor’s name on Schedule II affixed hereto; and

E. The Company has engaged Roth Capital Partners, LLC as its placement agent (the “Placement Agent”) for the Private Placement on a “best efforts” basis; and

F. Contemporaneous with the sale of the Preferred Stock and the Warrants at the First Closing, the parties hereto will enter into a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will provide certain registration rights to the Investors with respect to the Private Placement under the Securities Act of 1933 and the rules and regulations promulgated thereunder (as amended, the “1933 Act”), and applicable state securities laws; and

G. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the 1933 Act or the exemption provided by Section 4(2) of the 1933 Act;

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1:

“1933 Act” has the meaning set forth in the Recitals.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such Person.

“Agreement” has the meaning set forth in the Recitals.

“Alternative Transaction” has the meaning set forth in Section 6.10.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Cash Placement Agent Fee” has the meaning set forth in Section 3.19.

“Certificate of Designations” has the meaning set forth in the Recitals.

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” means, as applicable, the First Closing Date or the Second Closing Date.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may be reclassified.

“Company” has the meaning set forth in the Recitals.

“Company’s Knowledge” means the actual knowledge of the officers of the Company, after due inquiry and investigation.

“Company Counsel Opinion” means a legal opinion from Torys LLP, the Company’s counsel, dated as of the applicable Closing Date, in the form attached hereto as Exhibit D-1 in the case of the First Closing, and Exhibit D-2 in the case of the Second Closing.

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

“Control” means, with respect to a Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Conversion Price” has the meaning set forth in the Recitals.

“Covenant Expiration Event” has the meaning set forth in Section 6.8.

“Disclosure Schedules” has the meaning set forth in Section 3.

“Environmental Laws” has the meaning set forth in Section 3.15.

“First Closing” has the meaning ascribed thereto in Section 2.1.

“First Closing Date” has the meaning set forth in Section 2.3.

“First Closing Deadline” means March 15, 2005.

“Indemnified Person” has the meaning set forth in Section 7.3.

“Intellectual Property” means all of the following: (i) patents and patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights; (iv) registrations, applications and renewals for any of the foregoing; (v) Confidential Information; and (vi) computer software (including, but not limited to, data, data bases and documentation).

“Investor(s)” has the meaning set forth in the Recitals.

“Lead Investor” has the meaning set forth in the Recitals.

“License Agreements” has the meaning set forth in Section 3.14(b).

“Losses” has the meaning set forth in Section 7.2.

“Material Adverse Effect” means a material adverse effect on (i) the assets and liabilities, results of operations, condition (financial or otherwise) or business of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to issue and sell the Securities and to perform its obligations under the Transaction Documents.

“Material Contract” means any contract of the Company or any Subsidiary (i) that was required to be filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K of the 1933 Act and (ii) the loss of which could reasonably be expected to have a Material Adverse Effect.

“Minimum Investment Amount” means an amount equal to or greater than $6,500,000.

“NASDAQ Stock Market” has the meaning set forth in Section 3.25.

“Notice of Transaction Proposal” has the meaning set forth in Section 6.13(a).

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” has the meaning set forth in the Recitals.

“Placement Agent Counsel” means Lowenstein Sandler PC, counsel for the Placement Agent.

“Preferred Shares” means the shares of Common Stock issuable upon conversion or redemption of the Preferred Stock.

“Preferred Stock” has the meaning set forth in the Recitals.

“Private Placement” has the meaning set forth in the Recitals.

“Proposal” has the meaning set forth in Section 6.7(a).

“Proxy Statement” has the meaning set forth in Section 6.7(a).

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Regulation D” has the meaning set forth in the Recitals.

“Requisite Holders” shall mean, with respect to any consent, vote or other action, the holders of at least two-thirds of the then outstanding shares of Preferred Stock.

“SEC” has the meaning set forth in the Recitals.

“SEC Filings” has the meaning set forth in Section 3.6.

“Second Closing” has the meaning set forth in Section 2.2.

“Second Closing Date” the meaning set forth in Section 2.3.

“Second Closing Deadline” means June 1, 2005.

“Securities” means the Preferred Stock, the Preferred Shares, the shares of Preferred Stock issuable as payment-in-kind dividends on the Preferred Stock in accordance with the terms thereof and the shares of Common Stock issuable upon conversion thereof, the Warrants and the Warrant Shares.

“Short Sales” shall mean all “short sales” as defined in Rule 3b-3 of the 1934 Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement.

“Signing Date” has the meaning set forth in the Recitals.

“Stockholder Approval” has the meaning set forth in the Recitals.

“Stockholders Meeting” has the meaning set forth in Section 6.7(a).

“Stockholders Meeting Deadline” has the meaning set forth in Section 6.7(a).

“Subsidiary” has the meaning set forth in Section 3.1.

“Termination Fee” has the meaning set forth in Section 5.3(c).

“Third Party” has the meaning set forth in the definition of Transaction Proposal.

“Trading Activities” shall mean any of the following: (a) any Short Sales involving the Company’s securities; (b) the establishment of or change in any “put equivalent position” with the meaning of Rule 16b-3 of the 1934 Act with respect to the Company’s securities; and (c) any other transactions in the securities of the Company.

“Transaction Documents” means this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement.

“Transaction Proposal” means any of the following: (i) a transaction pursuant to which any Person (or “group” of Persons as such term is defined under Section 13(d) of the 1934 Act) other than the Investors (such other Person or “group”, a “Third Party”) acquires 15% or more of the outstanding shares of Company Common Stock; (ii) a merger or other business combination involving the Company pursuant to which any Third Party acquires securities representing 15% or more of the aggregate voting power of all outstanding securities of the Company surviving the merger or business combination; or (iii) any other transaction pursuant to which any Third Party acquires control of assets of the Company having a fair market value equal to 25% or more of the fair value of all of the assets of the Company immediately prior to such a transaction; provided, however, that the term “Transaction Proposal” does not include the Private Placement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” has the meaning set forth in the Recitals.

2. Purchase and Sale of Securities.

2.1. First Closing. Subject to the terms and conditions of this Agreement, including without limitation, the conditions set forth in Sections 5.1 and 5.2 (excluding Stockholder Approval), there shall be an initial closing (the “First Closing”) at which the Company shall issue and sell to each Investor listed on Schedule I attached hereto (which Schedule I may be amended from time to time, only with the prior written consent of the Lead Investor, to add additional Investors who agree to purchase Preferred Stock and Warrants in the Private Placement by executing a counterpart to this Agreement following the date hereof), and each Investor listed on Schedule I attached hereto shall severally, and not jointly, purchase, the number of shares of Preferred Stock in the respective amounts set forth opposite their names on Schedule I affixed hereto and Warrants to purchase one hundred percent (100%) of the number of shares of Common Stock initially issuable upon conversion (without giving effect to any limitations on conversion) of the number of shares Preferred Stock set forth opposite their names on Schedule I affixed hereto, in exchange for the cash consideration set forth as the “First Closing Purchase Price” opposite their respective names on Schedule I affixed hereto, in immediately available funds, by wire transfer to an account designated by the Company for such purpose.

2.2. Second Closing. Subject to the terms and conditions of this Agreement, including without limitation, the occurrence of Stockholder Approval and the satisfaction of the other conditions set forth in Sections 5.1 and 5.2 hereof, there shall be an additional closing (the “Second Closing”; the First Closing and the Second Closing are each referred to herein individually as a “Closing”) at which the Company shall issue and sell to each Investor, and each Investor shall severally, and not jointly, purchase, the number of shares of Preferred Stock in the respective amounts set forth opposite their names on Schedule II affixed hereto and Warrants to purchase one hundred percent (100%) of the number of shares of Common Stock initially issuable on the Second Closing Date upon conversion (without giving effect to any limitations on conversion) of the shares of Preferred Stock set forth opposite their names on Schedule II affixed hereto, in exchange for the cash consideration set forth as the “Second Closing Purchase Price” opposite their respective names on Schedule II affixed hereto, in immediately available funds, by wire transfer to an account designated by the Company for such purpose.

2.3. Time and Place of Closing. Subject to the terms and conditions contained in this Agreement, each Closing shall take place at the offices of Placement Agent Counsel, 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, at 10:00 a.m. (New York Time), in the case of the First Closing, on the date (the “First Closing Date”) that is no later than one (1) Business Day after satisfaction or waiver (if applicable) of all of the conditions set forth in Sections 5.1 and 5.2 that are applicable to the First Closing, and in the case of the Second Closing, on the date (the “Second Closing Date”) that is no later than three (3) Business Days after satisfaction or waiver (if applicable) of all of the conditions set forth in Sections 5.1 and 5.2 that are applicable to the Second Closing, or at such other location and on such other date as the Company and the Lead Investor shall mutually agree.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Investors on and as of the Signing Date and on the applicable Closing Date, knowing and intending their reliance hereon, that, except as set forth in a schedule delivered on the Signing Date that corresponds with the section number of this Section 3 (collectively, the “Disclosure Schedules”):

3.1. Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries, a complete list of which is set forth in Schedule 3.1 hereto (“Subsidiaries”), is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or its leasing of property makes such qualification or licensing necessary, unless the failure to so qualify would not have a Material Adverse Effect.

3.2. Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders (except the Stockholder Approval) necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, similar laws of general applicability, relating to or affecting creditors’ rights generally and subject to the general principles of equity.

3.3. Capitalization.

(a) Schedule 3.3 sets forth, as of the Signing Date, (i) the authorized capital stock of the Company, (ii) the number of shares of capital stock issued and outstanding, (iii) the number of shares of capital stock issuable pursuant to the Company’s stock plans, and (iv) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Securities) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable law and any rights of third parties. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable law and any rights of third parties and are owned by the Company, beneficially and of record, and, except as described on Schedule 3.3, are subject to no lien, encumbrance or other adverse claim. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 3.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and, except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 3.3 and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of its security holders relating to the securities of the Company. Except as described on

Schedule 3.3, the Company has not granted any Person the right to require the Company to register any of its securities under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

(b) Schedule 3.3 sets forth a true and complete table setting forth the pro forma capitalization of the Company on a fully diluted basis giving effect to (i) the issuance of the Preferred Stock and the Warrants in the First Closing and the Second Closing, (ii) any adjustments in other securities resulting from the issuance of the Preferred Stock and the Warrants in the First Closing and the Second Closing, and (iii) the exercise or conversion of all outstanding securities. Except as described on Schedule 3.3, the issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

(c) Except as set forth on Schedule 3.3, the Company does not have outstanding stockholder purchase rights or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

3.4. Valid Issuance. The Preferred Stock has been duly and validly authorized and when issued to the Investors in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable, shall have the rights, preferences and limitations set forth in the Certificate of Designations and shall be free and clear of all liens, claims, encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Upon the due conversion of the Preferred Stock in accordance with the Certificate of Designations, the Preferred Shares will be validly issued, fully paid and nonassessable, and shall be free and clear of all liens, claims, encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Warrants have been duly and validly authorized and, upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable, and shall be free and clear of all liens, claims, encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Preferred Stock and exercise of the Warrants. As of the applicable Closing Date, Company has filed the required notice with the Nasdaq Stock Market with respect to the Preferred Shares and the Warrant Shares relating to such Closing.

3.5. Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than those consents set forth on Schedule 3.5 and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. The Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Preferred Shares upon due conversion of the Preferred Stock, (iii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iv) the other transactions contemplated by the Transaction Documents from the provisions of any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject or any provision of the Company’s Articles of Incorporation, Bylaws or any stockholder rights agreement that is or could become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

3.6. Delivery of SEC Filings; Business. Copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and all other reports filed by the Company pursuant to the 1934 Act since the filing of such Form 10-K and prior to the date hereof (collectively, the “SEC Filings”) are available on EDGAR. The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

3.7. No Material Adverse Change. Except as identified and described in the SEC Filings or as described on Schedule 3.7(a), since December 31, 2004, there has not been:

(i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the SEC Filings, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

(iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business or which is not material to the assets, properties, financial condition, operating results, prospects or business of the Company and its Subsidiaries taken as a whole;

(vi) any change or amendment to the Company’s Articles of Incorporation or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

(vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

(viii) any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

(ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

(x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

(xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

3.8. SEC Filings.

(a) At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company is not (with or without the lapse of time or the giving of notice, or both) in breach or default of any Material Contract and, to the Company’s Knowledge, no other party to any Material Contract is (with or without the lapse of time or the giving of notice, or both) in breach or default of any Material Contract. Neither the Company nor any Subsidiary has received any notice of the intention of any party to terminate any Material Contract.

(b) Each registration statement and any amendment thereto filed by the Company since January 1, 2002 pursuant to the 1933 Act, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act since January 1, 2002, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.9. No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Articles of Incorporation or Bylaws, both as in effect on the date hereof (true and accurate copies of which have been provided to the Investors before the date hereof), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) except as set forth on Schedule 3.9, any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject that could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate with respect to clause (ii).

3.10. Tax Matters. Each of the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or properties. Except as described on Schedule 3.10, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity. Neither the Company nor any Subsidiary is presently undergoing any audit by a taxing authority, or has waived or extended any statute of limitations at the request of any taxing authority.

3.11. Title to Properties. Except as disclosed in the SEC Filings or as set forth on Schedule 3.11, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

3.12. Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

3.13. No Labor Disputes. No material labor dispute with the employees of the Company or any Subsidiary exists or, to the Company’s Knowledge, is imminent.

3.14. Intellectual Property.

(a) Except as disclosed in the SEC Filings or as listed on Schedule 3.14(a), no Intellectual Property of the Company or its Subsidiaries which is materially necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened. Except as disclosed in the SEC Filings or as listed on Schedule 3.14(a), no patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company’s Knowledge, of the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or the general principles of equity, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a material default by the Company or any of its Subsidiaries under any such License Agreement.

(c) The Company and its Subsidiaries own or license all of the Intellectual Property that is necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property, other than licenses entered into in the ordinary course of the Company’s and its Subsidiaries’ businesses. The Company and its Subsidiaries have a right to use all in-licensed Intellectual Property used or held for use in the respective businesses of the Company and its Subsidiaries as currently conducted or as currently proposed to be conducted.

(d) To the Company’s Knowledge, the conduct of the Company’s and its Subsidiaries’ businesses as currently conducted and as currently proposed to be conducted does not and will not infringe any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party. To the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted are not being infringed by any third party. Except as disclosed in the SEC Filings or as set forth on Schedule 3.14(d), there is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, validity or enforceability of any Intellectual Property of the Company and its Subsidiaries and the Company’s and its Subsidiaries’ use of any Intellectual Property owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.

(e) The consummation of the transactions contemplated hereby will not result in the alteration, loss, impairment of or restriction on the Company’s or any of its Subsidiaries’ ownership or right to use any of the

Intellectual Property which is necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted.

(f) To the Company’s Knowledge, all material software owned by the Company or any of its Subsidiaries, and, to the Company’s Knowledge, all software licensed from third parties by the Company or any of its Subsidiaries, (i) is free from any material defect, bug, virus, or programming, design or documentation error; (ii) operates and runs in a reasonable and efficient business manner; and (iii) conforms in all material respects to the specifications and purposes thereof.

(g) The Company and its Subsidiaries have taken reasonable steps to protect the Company’s and its Subsidiaries’ rights in their Intellectual Property. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms therefor. To the Company’s Knowledge, there has been no material disclosure of any of the Company’s or its Subsidiaries’ Confidential Information to any third party without the Company’s consent.

3.15. Environmental Matters. Neither the Company nor any Subsidiary (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

3.16. Litigation. Except as disclosed in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated.

3.17. Financial Statements. The financial statements included in each SEC Filing fairly present the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis. Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those which, individually or in the aggregate, have not had or could not reasonably be expected to have a Material Adverse Effect.

3.18. Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage and the Company reasonably believes such insurance coverage is adequate.

3.19. Brokers and Finders. Except for the cash commission to be paid (the “Cash Placement Agent Fee”) and the other compensation payable, if any, to the Placement Agent pursuant to the terms of the Placement Agent Agreement as disclosed in Schedule 3.19, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or any Investor for any commission, finder’s fee or other similar compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

3.20. No Directed Selling Efforts or General Solicitation. Neither the Company nor any Affiliate, nor to the Company’s Knowledge, any Person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

3.21. No Integrated Offering. Neither the Company nor any of its Affiliates, nor to the Company’s Knowledge, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security issued by the Company or solicited any offers to buy any security issued by the Company, under circumstances that would: (a) adversely affect reliance by the Company on Section 4(2) of the 1933 Act for the exemption from the registration requirements imposed under Section 5 of the 1933 Act for the transactions contemplated hereby or would require such registration under the 1933 Act; or (b) result in the Private Placement being integrated with any other offering of securities issued by the Company under the rules of the NASDAQ Stock Market.

3.22. Private Placement. Subject to the accuracy of the representations and warranties of the Investors contained in Section 4 hereof and the conduct of the Placement Agent, the offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

3.23. Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.24. Transactions with Affiliates. Except as disclosed in SEC Filings made on or prior to the date hereof, none of the officers or directors of the Company or a Subsidiary and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or a Subsidiary or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the 1933 Act, without regard to the dollar thresholds contained in such Item.

3.25. NASDAQ Compliance. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and is listed on the NASDAQ SmallCap Market (the “NASDAQ Stock Market”), and the Company has taken no action designed to, or which to the Company’s Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Stock Market. No order ceasing or suspending trading in any securities of the Company or prohibiting the issuance and/or sale of the Securities is in effect and no proceedings for such purpose are pending or threatened.

3.26. Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and

designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the most recent periodic reporting period under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles and the applicable requirements of the 1934 Act.

3.27. Disclosures. Neither the Company nor to the Company’s Knowledge, any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes material, non-public information. The written materials delivered to the Investors in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.28 Compliance with Laws. Each of the Company and each of its Subsidiaries has complied in all material respects with all: (a) applicable laws, statutes, rules, regulations, judgments, orders, writs and decrees enacted, promulgated, issued or enforced by any governmental, quasi-governmental or judicial authority, except where the failure to so comply would not have a Material Adverse Effect; and (b) of its obligations under the 1933 Act and the 1934 Act.

4. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company on and as of the Signing Date and on the applicable Closing Date, knowing and intending that the Company is relying thereon, that:

4.1. Organization, Good Standing and Qualification. If the Investor is not a natural person, the Investor duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be.

4.2 Authorization. The execution, delivery and performance by the Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, similar laws of general applicability, relating to or affecting creditors’ rights generally and subject to the general principles of equity.

4.3. Purchase Entirely for Own Account. The Securities to be received by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

4.4. Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby and, if resident of a certain state in the United States of America, meets any additional standards applicable to the Investor under such state law. The Investor has significant experience in making private investments, similar to the purchase of the Securities hereunder. The Investor is aware of the risks associated with an investment in the Company, including those described in the “Risk Factors” sections of the SEC Filings. The Investor has been advised and understands that an investment in the Company is highly speculative and has received no representations or warranties from the Company with respect to such investment.

4.5. Disclosure of Information. The Investor has had an opportunity to receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Investor acknowledges access to copies of and its satisfactory review of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement except to the extent the Investor has actual knowledge of a misrepresentation made by the Company prior to the Signing Date.

4.6. Restricted Securities. The Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

4.7. Legends.

(a) The Investor understands that, except as provided below, certificates evidencing the Securities may bear the following legend:

“THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.”

(b) If required by the authorities of any state in connection with the issuance or sale of the Securities, the certificates evidencing the Securities may bear the legend required by such state authority.

4.8. Accredited Investor. The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

4.9. No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any “general advertising” or “general solicitation” as those terms are contemplated in Regulation D, as amended, under the 1933 Act.

4.10. Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

4.11. Certain Trading Activities. The Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any Trading Activities since the time that the Investor was first contacted by the Company or the Placement Agent regarding the Private Placement. Except for the Private Placement, the Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any Trading Activities prior to the time that the Private Placement (including all material terms thereof) is publicly disclosed.

4.12. ERISA. If the Investor is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to the best of the Investor’s knowledge, neither the Company nor any affiliate of the Company is a party in interest or disqualified person, as defined in ERISA Section 3(14) and the Internal Revenue Code of 1954, as amended, section 4975(e)(2), respectively, with respect to such plan;

4.13. Statutory Disqualification. The Investor is not subject to a statutory disqualification, as set forth in Section 3(a)(39) of the 1934 Act;

5. Conditions to Closing.

5.1. Conditions to the Investors’ Obligations. The obligation of each of the Investors to purchase the Securities at the applicable Closing is subject to the fulfillment to the Requisite Holders’ reasonable satisfaction, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived in writing by the Requisite Holders:

(a) The representations and warranties made by the Company in Section 3 hereof that are qualified as to materiality shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, on the applicable Closing Date, except to the extent any such representation is made as of a specified date, in which case, it shall be true and correct, in all material respects, as of such specified date;

(b) The Company shall have performed in all material respects all obligations herein required to be performed or observed by it under this Agreement on or prior to the applicable Closing Date;

(c) The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities then being issued and sold, and all of which shall be and remain so long as necessary in full force and effect, including without limitation, in the case of the Second Closing only, the Stockholder Approval (which shall have been obtained at the Stockholders Meeting by the Stockholders Meeting Deadline);

(d) In the case of the First Closing only, the Company shall have executed and delivered a counterpart to the Registration Rights Agreement to each of the Investors;

(e) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents;

(f) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the applicable Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d) and (i) of this Section 5.1;

(g) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the applicable Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance and sale of the Securities, certifying (in the case of the Second Closing) the resolutions adopted by the shareholders of the Company approving the Proposal, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and all related documents on behalf of the Company;

(h) The Investors shall have received the applicable Company Counsel Opinion;

(i) No stop order or suspension of trading shall have been imposed by any Person with respect to public trading in the Common Stock;

(j) The Company shall have delivered (in the case of the First Closing only) evidence satisfactory to the Requisite Holders of the filing of the Certificate of Designations with the Secretary of State of the State of Nevada;

(k) The aggregate purchase price for the shares of Preferred Stock committed to be purchased by the Investors in the First Closing and the Second Closing (assuming the timely satisfaction of all closing conditions) shall, as of the First Closing, equal or exceed the Minimum Investment Amount;

(l) The Lead Investor shall have received a lock-up and voting agreement, in the form of Exhibit E, annexed hereto and made a part hereof, duly executed by each of the Persons identified in Schedule 5.1(l); and

(m) No event or events shall have occurred from and after the Signing Date that, individually or in the aggregate, is reasonably likely, in the reasonable judgment of the Requisite Holders, to result in a Material Adverse Effect.

5.2. Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Securities at Closing is subject to the fulfillment to the reasonable satisfaction by the Company on or prior to the applicable Closing Date of the following conditions, any of which may be waived in writing by the Company:

(a) The representations and warranties made by the Investors in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the applicable Closing Date with the same force and effect as if they had been made on and as of said date; provided, however, in the case of Section 5.2(a), (b) or (c), the failure of any Investor to satisfy any such conditions shall not be a failure of condition for any other Investor and not thereby entitle the Company to refuse to close with such other Investors unless the aggregate purchase price payable at the First Closing and the Second Closing by all Investors then obligated to close (assuming Stockholder Approval and satisfaction of all other conditions in Section 5.1) equals or exceeds the Minimum Investment Amount;

(b) The Company shall have received a duly executed counterpart of the Registration Rights Agreement from each of the Investors purchasing Securities at such Closing.

(c) Each of the Investors shall have delivered to the Company, in the case of the First Closing, the “First Closing Purchase Price” set forth opposite such Investor’s name on Schedule I affixed hereto and, in the case of the Second Closing, the “Second Closing Purchase Price” set forth opposite such Investor’s name on Schedule II affixed hereto.

(d) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

5.3 Termination of Obligations to Effect the Closing; Effects.

(a) This Agreement, and the obligations of the Company, on the one hand, and the Investors, on the other hand, to effect a particular Closing, shall terminate as follows:

(i) Upon the mutual written consent of the Company and the Requisite Holders executed before such Closing;

(ii) By the Requisite Holders, if any of the conditions to the Investors’ obligations set forth in Section 5.1 hereof (x) with respect to the First Closing, have not been satisfied or waived by, or in the event that the Requisite Holders reasonably determine that any such condition cannot possibly be satisfied by, the First

Closing Deadline, or (y) with respect to the Second Closing, have not been materially satisfied or waived by, or in the event that the Requisite Holders reasonably determine that any such condition cannot possibly be materially satisfied by, the Second Closing Deadline;

(iii) By the Company, if any of the conditions to its obligations set forth in Section 5.2 hereof (x) with respect to the First Closing, have not been satisfied or waived by, or in the event that the Company reasonably determines that any such condition cannot possibly be materially satisfied by, the First Closing Deadline, or (y) with respect to the Second Closing, have not been satisfied or waived by, or in the event that the Company reasonably determines that any such condition cannot possibly be materially satisfied by, the Second Closing Deadline;

(iv) By either the Company or the Requisite Holders if, in the case of the First Closing, the First Closing shall not have occurred by the First Closing Deadlines, or, in the case of the Second Closing, the Second Closing shall not have occurred by the Second Closing Deadlines;

(v) By the Requisite Holders, if the Company shall have breached or defaulted in its performance of any material obligation under this Agreement, any other Transaction Document or any Material Contract, such breach or default not being cured within 10 Business Days notice thereof;

(vi) By the Company, pursuant to Section 6.13(a);

(vii) By the Requisite Holders, pursuant to Section 6.13(a) or if the Company breaches its obligations under Section 6.9(c), 6.10 or 6.13;

(viii) By the Requisite Holders, if the Company’s Board fails to make the recommendation referred to in Section 6.7(b), or withdraws, amends, modifies, or changes such recommendation; and

(ix) By the Requisite Holders or the Company, with respect to the Second Closing only, if the Stockholder Approval is not obtained at the Stockholders Meeting;

provided, however, that the right to terminate this Agreement under Section 5.3(a)(ii), (iii) or (iv) shall not be available to any party whose willful act or willful failure to act or whose Affiliate’s willful act or willful failure to act has been the cause of or resulted in the circumstances giving rise to such party’s exercise of its termination right.

(b) In the event of the termination of this Agreement by either the Company or the Requisite Holders, as the case may be, pursuant to Section 5.3, this Agreement, except for the provisions of Sections 7 and 8, this Section 5.3 and, if the First Closing shall have occurred, Sections 6.1 through and including 6.6, 6.11, 6.12 and 6.14, shall become void and have no effect, without any liability on the part of any party or its Affiliates to consummate any Closing that has not yet occurred. Notwithstanding the foregoing, nothing in this Section 5.3 shall relieve any party to this Agreement of liability for a material breach of any provision of this Agreement and if it shall be judicially determined that termination of this Agreement was caused by an intentional breach of this Agreement, then, in addition to other remedies at law or equity for breach of this Agreement, the party so found to have intentionally breached this Agreement shall indemnify and hold harmless the other parties for their respective out-of-pocket costs, including the reasonable fees and expenses of their counsel, accountants, financial advisors and other experts and advisors as well as fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documentation.

(c) In the event of the termination of this Agreement by either the Company or the Requisite Holders, as the case may be, pursuant to Section 5.3(a)(vi), (vii) or (viii), then the Company shall pay, within two (2) Business Days following such termination: (i) to each of the Investors, liquidated damages in the amount equal to ten percent (10%) of the sum of the “First Closing Purchase Price” and the “Second Closing Purchase Price” set

forth on such Investor’s signature page affixed hereto (it being specifically agreed that such amount represents liquidated damages and not a penalty) (the “Termination Fee”); (ii) to the Placement Agent, all of the compensation the Placement Agent would have received had the First Closing and the Second Closing occurred and the aggregate purchase price set forth on Schedules I and II been paid to the Company and all of the Securities been issued in consideration thereof, as though the Stockholder Approval had occurred; and (iii) all fees and expenses required by Section 8.5. The parties hereto acknowledge and agree that the Termination Fee is an integral element of the transactions contemplated by this Agreement, and the Investors would not have entered into this Agreement without the termination fee provisions in this Section 5.3(d), including the agreed upon amount of the Termination Fee. For purposes of clarification, no Termination Fee shall be payable by the Company if the Second Closing shall fail to occur solely as a result of a failure to obtain Stockholder Approval as contemplated by Section 6.7.

6. Covenants and Agreements of the Company.

6.1. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Preferred Stock and the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the conversion of the Preferred Stock and the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms, in each case, without regard to any exercise limitations contained therein.

6.2. Reports. The Company will furnish to the Investors and/or their assignees such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by the Requisite Holders; provided, however, that the Company shall not disclose material nonpublic information to any Investor, or to advisors to or representatives of such Investor, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides such Investor, its advisors and representatives, with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

6.3. No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with its obligations to the Investors under the Transaction Documents.

6.4. Insurance. The Company shall not materially reduce the insurance coverages described in Section 3.18, unless there is a valid business reason for such reduction.

6.5. Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance would not have a Material Adverse Effect.

6.6. Termination of Certain Covenants. The provisions of Sections 6.2 through 6.5 shall terminate and be of no further force and effect upon the date on which the Company’s obligations under the Registration Rights Agreement to register and maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate as to all Registrable Securities.

6.7. Proxy Statement; Stockholders Meeting.

(a) Promptly following the Signing Date, the Company shall take all action necessary to call a meeting of its stockholders (the “Stockholders Meeting”), which shall occur not later than, (x) if the Proxy Statement shall not have been reviewed by the Staff of the SEC (e.g., it shall have received a no-review or non-response within the applicable ten-day period), the sixtieth (60th) day, otherwise, (y) the seventy-fifth (75th) day, after the Signing Date (the “Stockholders Meeting Deadline”) for the purpose of seeking approval of the

Company’s stockholders for the issuance and sale to the Investors of the Securities on the terms and conditions set forth in each of the Transaction Documents so that the restrictions on voting, exercise and conversion need not remain in effect under the rules of the NASDAQ Stock Market (the “Proposal”). In connection therewith, the Company will promptly prepare proxy materials (including a proxy statement and form of proxy) and, after providing the Lead Investor and Placement Agent Counsel with an opportunity to review and comment on such proxy materials provided that if the Company receives no response within two (2) Business Days of furnishing such proxy materials, it shall be free to file the proxy materials, file with the SEC, within fifteen (15) days after the Signing Date, such proxy materials for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall promptly mail such proxy materials to the stockholders of the Company. Prior to responding to any comments of the SEC on such proxy materials, the Company shall furnish to the Lead Investor and Placement Agent Counsel a copy of any correspondence from the SEC relating the proxy materials and the proposed response to the SEC’s comments and provide the Lead Investor and Placement Agent Counsel with the opportunity to review and comment on such proposed response to the SEC, provided that if the Company receives no response within two (2) Business Days of furnishing such materials, it shall be free to file its proposed response. Each Investor shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company will comply with Section 14(a) of the 1934 Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading. If the Company should discover at any time prior to the Stockholders Meeting, any event relating to the Company or any of its Subsidiaries or any of their respective Affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company’s obligations under the 1934 Act, the Company will promptly inform the Placement Agent and the Investors thereof.

(b) Subject to the provisions of Section 6.13, the Company’s Board of Directors shall recommend to the Company’s stockholders (and, subject to the provisions of Section 6.13, not revoke or amend such recommendation) that the stockholders vote in favor of the Proposal and shall cause the Company to take all commercially reasonable action (including, without limitation, the hiring of a proxy solicitation firm) to solicit the approval of the stockholders for the Proposal. Whether or not the Company’s Board of Directors determines at any time after the date hereof that, due to its fiduciary duties, it must revoke or amend its recommendation to the Company’s stockholders, the Company shall be required to, and will take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Stockholders Meeting as promptly as practicable, but no later than the Stockholders Meeting Deadline, to consider and vote upon the approval of the Proposal.

6.8 Affirmative Covenants. From and after the Signing Date until the earliest to occur of the Second Closing or (ii) the termination of this Agreement in accordance with Section 5.3 or Section 6.13 hereof (each of (i) and (ii), a “Covenant Expiration Event”), the Company shall (and shall cause its Subsidiaries to):

(a) use its best efforts to consummate the First Closing on or before the First Closing Deadline and the Second Closing on or before the Second Closing Deadline;

(b) use its best efforts to keep in full force and effect its corporate existence and all material rights, franchises, intellectual property rights and goodwill relating or pertaining to its businesses;

(c) conduct its operations only in the ordinary course of business consistent with past practice;

(d) maintain its books, accounts and records in accordance with past practice or as required by generally accepted accounting principles;

(e) duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all material taxes, assessments and other governmental charges imposed upon it and its properties (real and personal), sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all material claims for labor, materials, or supplies that if unpaid could reasonably be expected to by law become a lien on any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Company or any Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principals, consistently applied; and provided, further that it pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien or other encumbrance that may have attached as security therefore;

(f) use its best efforts to obtain all authorizations, consents, waivers, approvals (including without limitation the Stockholder Approval) or other actions and to make all filings and applications necessary or desirable to consummate the transactions contemplated hereby and to cause the conditions to the obligation to close to be satisfied;

(g) promptly notify the Investors in writing if, to the Company’s Knowledge, (i) any of the representations and warranties (together with the Disclosure Schedules) made by it herein or in any of the other Transaction Document cease to be accurate and complete in all material respects, or (ii) it fails to comply with or satisfy any material covenant, condition or agreement to be complied with or satisfied by it hereunder or under any other Transaction Document, provided, however, that the Investors shall not be provided with material non-public information without their express prior written consent;

(h) give notice to the Investors in writing within four (4) Business Days of becoming aware of any litigation or proceedings threatened in writing against the Company or any of its Subsidiaries or any pending litigation and proceedings affecting the Company or any of its Subsidiaries or to which any of them is or becomes a party involving a claim against any of them that could reasonably be expected to result in a Material Adverse Effect, stating the nature and status of such litigation or proceedings, provided, however, that the Investors shall not be provided with material non-public information without their express prior written consent;

(i) promptly notify the Investors in writing of the occurrence of any breach of any term of this Agreement, provided, however, that the Investors shall not be provided with material non-public information without their express prior written consent; and

(j) comply in all material respects with (i) the applicable laws and regulations wherever its business is conducted, (ii) the provisions of its Articles of Incorporation and Bylaws, (iii) all Material Contracts, and (iv) all applicable decrees, orders, and judgments.

6.9 Negative Covenants. From and after the Signing Date until the occurrence of a Covenant Expiration Event, without the prior written consent of the Requisite Holders, the Company shall not (and shall cause its respective Subsidiaries not to):

(a) take any action that would likely result in the representations and warranties set forth herein (other than representations made as of a particular date) becoming false or inaccurate in any material respect or, as to representations and warranties, which, by their terms, are qualified as to materiality, becoming false or inaccurate in any respect;

(b) take or omit to be taken any action, or permit any of its Affiliates to take or to omit to take any action, which would reasonably be expected to result in a Material Adverse Effect;

(c) subject to Section 6.13, directly or indirectly, merge or consolidate with any Person, or sell, transfer, lease or otherwise dispose of all or any substantial portion of its assets in one transaction or a series of related transactions,

(d) except for the filing of the Certificate of Designations, amend, alter or modify, its Articles of Incorporation or Bylaws, or change its jurisdiction of organization, structure, status or existence, or liquidate or dissolve itself;

(e) except as expressly provided in Schedule 6.9(e), (i) increase the compensation or benefits payable or to become payable to its directors, officers or employees other than pursuant to the terms of any agreement as in effect on the Signing Date, including planned standard merit increases to approved by the Compensation Committee of the Corporation, (ii) pay any compensation or benefits that is not pursuant to any existing plan or arrangement (including the granting of stock options, stock appreciation rights, shares of restricted stock or performance units) or grant any severance or termination pay to (except pursuant to existing agreements, plans or policies), or enter into any severance agreement with, any director, officer or other employee, or (iii) establish, adopt, enter into, amend or take any action to accelerate rights under any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, savings, welfare, deferred compensation, employment, termination, severance or other employee benefit plan, agreement, trust, fund, policy or arrangement for the benefit or welfare of any directors, officers or current or former employees, except in each case to the extent required by applicable law;

(f) make any loans to its directors, officers or stockholders;

(g) waive, release, assign, settle or compromise any material rights, claims or litigation;

(h) create, incur, assume or suffer to exist, or increase the amount of, any liability for borrowed money, directly or indirectly other than: (i) indebtedness existing on the date hereof; and (ii) purchase money indebtedness of the Company (including, without limitation, capital leases to the extent secured by purchase money security interests in equipment acquired pursuant thereto);

(i) assume, endorse, be or become liable for or guaranty the obligations of any other Person;

(j) directly or indirectly, pay any dividends, other than on its Series B Preferred Stock, or distributions on, or purchase, redeem or retire, any shares of any class of its capital stock or other equity interests or any securities convertible into capital stock, whether now or hereafter outstanding, or make any payment on account of or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of its capital stock or other equity interests, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any of its Subsidiaries;

(k) enter into any transaction with any Affiliates or its or any of its Affiliate’s equity holders, directors, officers, employees (including upstreaming and downstreaming of cash and intercompany advances and payments) in an amount in excess of $25,000 in the aggregate or amend any material provision of any agreement with any Affiliate, or waive any material right of the Company or any Subsidiary under any such agreement;

(l) at any time create any direct or indirect Subsidiary, enter into any joint venture or similar arrangement or become a partner in any general or limited partnership or enter into any management contract permitting third party management rights with respect to the business of the Company or any of its Subsidiaries, provided that the Company may take such actions in connection with a bona fide partnering, joint venture or similar transaction with another biotechnology or pharmaceutical company for the purpose of developing GCS-100 (a “Partnering Transaction”);

(m) cancel any liability or debt owed to it, except for consideration equal to or exceeding the outstanding balance of such liability or debt, and in any event, in the ordinary course of business;

(n) create, incur, assume or suffer to exist, any lien, charge or other encumbrance on any of their or its respective properties or assets now owned or hereafter acquired;

(o) make any changes in any of its business objectives, purposes, or operations or engage in any business other than that presently engaged in or presently proposed to be engaged in by the Company;

(p) issue any capital stock or any security or instrument which, pursuant to the terms of such stock, other security or instrument, may be converted, exercised or exchanged for capital stock, other than pursuant to a Partnering Transaction, upon the conversion or exercise of any presently outstanding options, warrants or convertible securities or pursuant to existing shareholder approved equity incentive plans; or

(q) enter into an agreement to do any of the foregoing.

6.10. No Solicitation or Negotiation. Subject to Section 6.13, the Company agrees that from and after the Signing Date until the occurrence of a Covenant Expiration Event, neither the Company, nor any of its Subsidiaries, Affiliates, officers, directors, representatives or agents will: (a) solicit, initiate, consider, encourage or accept any other proposals or offers from any Person (i) relating to any acquisition or purchase of all or any portion of the capital stock of the Company or assets of the Company, or (ii) to enter into any merger, consolidation, reorganization, or other business combination with the Company (each of the events described in clauses (i) and (ii) an “Alternative Transaction”); or (b) participate in any discussions, conversations, negotiations or other communications regarding, or furnish to any other Person any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other Person to seek to do, any Alternative Transaction. The Company shall immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Persons conducted heretofore with respect to any of the foregoing. The Company shall notify the Placement Agent and the Investors promptly if any such proposal or offer, or any inquiry or other contact with any Person with respect thereto, is made and shall, in any such notice to the Placement Agent and the Investors, indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contact. This Section 6.10 shall not prohibit the Company from initiating and conducting negotiations with respect to a Partnering Transaction. The Company agrees not to, without the prior written consent of the Requisite Holders, release any Person from, or waive any provision of, any confidentiality or standstill agreement to which it is a party.

6.11. Listing. The Company shall promptly following the date hereof secure and maintain the listing of the Preferred Shares and the Warrant Shares upon each securities exchange or quotation system upon which the Common Stock is then listed, so that as of the applicable Closing Date such Preferred Shares and Warrant Shares shall have been authorized for listing on the relevant securities exchange or quotation system.

6.12. Use of Proceeds. The proceeds of the sale of the Preferred Stock and the Warrants hereunder shall be used primarily for funding the costs of enrolling and conducting its Phase I/II dose ranging clinical trial for GCS-100LE in multiple myeloma, funding the initiation of its Phase I/II dose ranging clinical trial for GCS-100LE in chronic lymphocytic leukemia, manufacturing drug supplies of GCS-100LE for its clinical trial needs through 2005, conducting additional analytical and pre-clinical studies, paying license fees and working capital for general corporate purposes.

6.13. Fiduciary Obligations of the Board of Directors.

(a) Notwithstanding the provisions of Section 6.9(c) and 6.10, nothing in this Agreement will prohibit the Company or its Board of Directors from taking any of the following actions if the Company’s Board of Directors determines in good faith, after consultation with and the receipt of written legal advice from its outside legal advisors that the failure to take such an action would be inconsistent with the fiduciary duties of the Company’s Board of Directors to the Company’s stockholders: (i) providing public or non-public information in response to a request therefor by a Third Party who has made an unsolicited bona fide written Transaction Proposal, so long as the Company’s Board of Directors receives from such Third Party an executed confidentiality agreement with customary confidentiality provisions; (ii) engaging in negotiations or discussions with such a Third Party who has made an unsolicited bona fide written Transaction Proposal; (iii) approving such a Transaction Proposal, or recommending such a Transaction Proposal to the stockholders of the Company, or entering into a definitive agreement with respect to such Transaction Proposal; or (iv) failing to make the recommendation referred to in Section 6.7(b), or withdrawing, amending, modifying or changing such recommendation, following the receipt of such a Transaction Proposal; provided that in the case of the actions described in clauses (iii) and (iv), other than with respect to a Partnering Transaction in the case of clause (iii), the Company shall provide prompt written notice (within three (3) Business Days) to the Placement Agent and each of the Investors (a “Notice of Transaction Proposal”) advising the Placement Agent and each of the Investors of such action and specifying the material terms and conditions of any Transaction Proposal and identifying the person or group making any Transaction Proposal. The Requisite Holders shall, within five (5) Business Days after the receipt of the Notice of Transaction Proposal by the Placement Agent and all of the Investors, have a right to terminate this Agreement. In addition, in the case of the actions described in clauses (iii) and (iv) above, the Company shall have the right to terminate this Agreement upon five (5) Business Days prior written notice to each of the Investors.

(b) The Company will notify the Placement Agent and each of the Investors promptly in writing (within three (3) Business Days) if any inquiries, proposals or offers with respect to a Transaction Proposal, other than a Partnering Transaction, are received by, any information is requested from, or any such negotiations or discussions are sought to be initiated or continued with the Company after the Signing Date, and, as part of such notification, shall disclose to each of the Investors the identity of the Person making such inquiry, proposal or offer and the substance of such inquiry, proposal or offer in reasonable detail and will keep the Investors informed of any developments with respect thereto immediately upon the occurrence thereof.

6.14 Removal of Legends.

(a) From and after the earlier of (i) the registration of the Preferred Shares and the Warrant Shares for resale pursuant to the Registration Rights Agreement and (ii) the time when such Securities may be transferred pursuant to Rule 144(k) of the 1933 Act, the Company shall, upon an Investor’s written request, promptly cause certificates evidencing such Securities to be replaced with certificates which do not bear such restrictive legends; provided, however, in the case of clause (i) (unless and until the condition of clause (ii) are satisfied), the Company may issue stop transfer instructions to its transfer agent restricting the transfer of the Securities evidenced by such unlegended certificates other than pursuant to the prospectus delivery requirements of the 1933 Act, and such instructions shall provide for their termination upon satisfaction of the condition in clause (ii). When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within four (4) Business Days of submission by that Investor of legended certificate(s) to the Company’s transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for liquidated damages equal to 1.5% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each 10-day period (or portion thereof) beyond such four (4) Business Day-period that the unlegended certificates have not been so delivered.

(b) Each Investor, severally and not jointly with any Investor, agrees that the removal of the restrictive legend from certificates representing Registrable Securities as set forth in Section 6.14(a) is predicated upon the Company’s reliance on the Investor’s representation and warranty that it will only sell any Registrable Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

7. Survival and Indemnification.

7.1 Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the Closing Date until the first anniversary thereof; provided, however, that the provisions contained in: (a) Section 3.4 hereof shall survive indefinitely; and (b) Sections 3.10 and 3.15 shall survive until 90 days after the applicable statute of limitations. Notwithstanding the foregoing, all representations, warranties, covenants and agreements contained in this Agreement shall expire and have no further force and effect in the event that the Agreement is terminated pursuant to Section 6.13 hereof.

7.2. Indemnification. The Company agrees to indemnify and hold harmless, each Investor and its Affiliates and the directors, officers, employees and agents of each Investor and its Affiliates, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by, or to be performed on the part of, the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

7.3. Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 7.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to the Company representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Company shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such Indemnified Persons. The Company shall not be liable for any settlement of any proceeding effected without its written consent or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any Losses by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

8. Miscellaneous.

8.1. Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company, provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Except for provisions of this Agreement expressly to the contrary, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement. The Placement Agent shall be an express intended third party beneficiary of this Agreement.

8.2. Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

8.3. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party:

If to the Company:

GlycoGenesys, Inc.
31 St. James Avenue, 8th Floor
Boston, MA 02116
Attn:
Fax:

With a copy to:

Torys LLP
Suite 3000
79 Wellington Street West
Box 270, TD Centre
Toronto, Ontario
M5K 1N2 Canada
Attention: Cheryl Reicin
Fax: 416-865-7380

If to any of the Investors:

to the address set forth on Schedule I affixed hereto.

And a copy to:

Lowenstein Sandler PC
65 Livingston Ave.
Roseland, NJ 07068
Attn: Steven E. Siesser, Esq.
Fax: 973-597-2507

8.5. Expenses. The Company shall pay the reasonable fees and expenses of Placement Agent Counsel actually incurred in connection with the Private Placement, up to a maximum of $35,000 (the “Placement Agent

Counsel Fees”), which Placement Agent Counsel Fees shall include, without limitation, the fees and expenses associated with the negotiation, preparation and execution and delivery of this Agreement and the other Transaction Documents and any amendments, modifications or waivers thereto. The Placement Agent Counsel Fees shall be paid by the Company to Placement Agent Counsel on each Closing Date. Except as set forth above, the Company and the Investors shall each bear their own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

8.6. Amendments and Waivers. This Agreement shall not be amended and the observance of any term of this Agreement shall not be waived (either generally or in a particular instance and either retroactively or prospectively) without the prior written consent of the Company and the Requisite Holders; provided, however, that any provision hereof which impairs the rights or increases the obligations of a specific Investor disproportionately to other Investors shall not be amended or waived without the prior written consent of the Company and that particular Investor. Any amendment or waiver effected in accordance with this Section 8.6 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

8.7. Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Lead Investor, as representative of the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market on which the Securities are then listed and trading, in which case the Company or the Lead Investor, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time, but in no event greater than two (2) Business Days, to comment on such release or announcement in advance of such issuance.

8.8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.9. Entire Agreement. This Agreement, including the Exhibits and Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof. Prior drafts or versions of this Agreement shall not be used to interpret this Agreement.

8.10. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.11. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New

York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND EACH OF THE INVESTORS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

8.12. Independent Nature of Investors’ Obligations and Rights. Except as expressly provided herein and therein, the obligations of each Investor under this Agreement and each other Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. The decision of each Investor to purchase Securities pursuant to this Agreement and the other Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor (including, without limitation, the Lead Investor) pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the other Transaction Documents. Each Investor acknowledges that no other Investor (including, without limitation, Lead Investor) has acted as agent for such Investor in connection with making its investment hereunder and that no Investor (including, without limitation, Lead Investor) will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement or the other Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor. Notwithstanding anything contained in this Agreement or any other Transaction Document to the contrary, the Lead Investor shall not have any duty, fiduciary or otherwise, to any other Investor by virtue of such Investor serving as Lead Investor or otherwise.

[signature page follows]

[Company Signature Page]

IN WITNESS WHEREOF, the undersigned has executed this Purchase Agreement or caused its duly authorized officers to execute this Purchase Agreement as of the date first above written.

GLYCOGENESYS, INC.

By:	/s/ John W. Burns
Name:	John W. Burns
Title:	Senior Vice President and Chief Financial Officer

[Investor Signature Page]

IN WITNESS WHEREOF, the undersigned has executed this Purchase Agreement or caused its duly authorized officers to execute this Purchase Agreement as of the date first above written.

Date:

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP, TRUST, ESTATE OR OTHER ENTITY:
/s/ Kenneth Malkes /s/ James J. Cloutier /s/ Eugene A. Cloutier /s/ Richard Salter

/s/ Panacea Fund

/s/ WHI Growth Fund, LP

/s/ Nite Capital LP

/s/ TCMP3 Partners L.P.

/s/ J. Steven Emerson-IRA

/s/ Enable Growth Partners LP

/s/ Alpha Capital Aktiengesellschaft

/s/ Whalehaven Capital Fund Limited

/s/ Fusion Capital Fund II, LLC

/s/ Thomas Elden Investment Trust

/s/ Lakeview Direct Investments LP

/s/ Bristol Investment Fund, Ltd.

/s/ Omicron Master Trust

/s/ Cranshire Capital, LP

/s/ Iroquois Capital LP

/s/ SF Capital Partners Ltd.

/s/ Double U Master Fund L.P.

/s/ Langley Partners, L.P.

Print name of entity

(Printed Name)	By:
Name:
Title:

Print jurisdiction of organization of entity

Address:	Address:

Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:

First Closing Purchase Price:	$

Second Closing Purchase Price	$

Aggregate Purchase Price:	$

SCHEDULE I

INVESTORS

FIRST CLOSING

Name of Investor	First Closing Purchase Price	Number of Shares of Preferred Stock	Warrants to Acquire Shares of Common Stock
Panacea Fund, LLC	$92,308	92.308	92,308
WHI Growth Fund, LP	$153,846	153.846	153,846
Nite Capital LP	$153,846	153.846	153,846
TCMP 3 Partners L.P.	$46,154	46.154	46,154
J. Steven Emerson-IRA	$230,769	230.769	230,769
Enable Growth Partners LP	$123,077	123.077	123,077
Alpha Capital Aktiengesellschaft	$184,615	184.615	184,615
Whalehaven Capital Fund Limited	$92,308	92.308	92,308
Fusion Capital Fund II, LLC	$46,154	46.154	46,154
Thomas Elden Investment Trust	$46,154	46.154	46,154
Lakeview Direct Investments LP	$46,154	46.154	46,154
Kenneth Malkes	$4,615	4.615	4,615
Bristol Investment Fund, Ltd.	$286,154	286.154	286,154
Omnicron Master Trust	$76,923	76.923	76,923
Cranshire Capital, LP	$76,923	76.923	76,923
Iroquois Capital LP	$46,154	46.154	46,154
James J. Cloutier	$46,154	46.154	46,154
Eugene A. Cloutier	$46,154	46.154	46,154
SF Capital Partners Ltd.	$76,923	76.923	76,923
Double U Master Fund L.P.	$76,923	76.923	76,923
Richard Salter	$6,154	6.154	6,154
Langley Partners, L.P.	$41,538	41.538	41,538

Total	$2,000,000	2,000	2,000,000

SCHEDULE II

INVESTORS

SECOND CLOSING

Name of Investor	Second Closing Purchase Price	Number of Shares of Preferred Stock	Warrants to Acquire Shares of Common Stock
Panacea Fund, LLC	$207,692	207.692	207,692
WHI Growth Fund, LP	$346,154	346.154	346,154
Nite Capital LP	$346,154	346.154	346,154
TCMP 3 Partners L.P.	$103,846	103.846	103,846
J. Steven Emerson-IRA	$519,231	519.231	519,231
Enable Growth Partners LP	$276,923	276.923	276,923
Alpha Capital Aktiengesellschaft	$415,385	415.385	415,385
Whalehaven Capital Fund Limited	$207,692	207.692	207,692
Fusion Capital Fund II, LLC	$103,846	103.846	103,846
Thomas Elden Investment Trust	$103,846	103.846	103,846
Lakeview Direct Investments LP	$103,846	103.846	103,846
Kenneth Malkes	$10,385	10.385	10,385
Bristol Investment Fund, Ltd.	$643,846	643.846	643,846
Omnicron Master Trust	$173,077	173.077	173,077
Cranshire Capital, LP	$173,077	173.077	173,077
Iroquois Capital LP	$103,846	103.846	103,846
James J. Cloutier	$103,846	103.846	103,846
Eugene A. Cloutier	$103,846	103.846	103,846
SF Capital Partners Ltd.	$173,077	173.077	173,077
Double U Master Fund L.P.	$173,077	173.077	173,077
Richard Salter	$13,846	13.846	13,846
Langley Partners, L.P.	$93,462	93.462	93,462

Total	$4,500,000	4,500	4,500,000

Exhibits

Exhibit A	Certificate of Designations
Exhibit B	Warrant
Exhibit C	Registration Rights Agreement
Exhibit D-1	Company Counsel Opinion for the First Closing
Exhibit D-2	Company Counsel Opinion for the Second Closing
Exhibit E	Lock-Up and Voting Agreement

Appendix B

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES D PREFERRED STOCK

OF

GLYCOGENESYS, INC.

(Pursuant to Section 78.1955 of the Nevada Revised Statutes)

GlycoGenesys, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Nevada, hereby certifies that, pursuant to authority conferred on its Board of Directors (the “Board”) by the Articles of Incorporation of the Corporation, the following resolution was adopted by the Board at a meeting of the Board duly held on February 22, 2005, which resolution remains in full force and effect on the date hereof:

RESOLVED, that there is hereby established a series of the Corporation’s authorized Preferred Stock (the “Preferred Stock”) having a par value of $0.01 per share, which series shall be designated as “Series D Preferred Stock” (the “Series D Preferred Stock”) and shall consist of Eleven Thousand (11,000) shares. The shares of Series D Preferred Stock shall have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

1. Certain Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” shall mean a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the common stock of the Corporation, par value $0.01 per share.

“Excess Shares” has the meaning set forth in Section 5(a).

“Fair Market Value” shall mean, with respect to any listed security, its Market Price, and with respect to any property or assets other than cash or listed securities, the fair value thereof determined in good faith by the Board and the Requisite Holders.

“Initial Issue Date” shall mean the date that shares of Series D Preferred Stock are first issued by the Corporation.

“Liquidation Event” shall mean: (i) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary; (ii) a consolidation or merger of the Corporation with or into any other corporation or corporations which results in the stockholders of the Corporation owning less than fifty percent (50%) of the outstanding capital stock of the surviving entity; (iii) a sale, lease or exchange of all or substantially all of the assets of the Corporation; (iv) the issuance and/or sale by the Corporation in one or a series of related transactions of shares of Common Stock (or securities convertible or exchangeable into or exercisable for shares of Common Stock) constituting a majority of the shares of Common Stock outstanding immediately following such issuance (treating all securities convertible or exchangeable into or exercisable for shares of Common Stock as having been fully converted, exchanged and exercised, without regard to any exercise, conversion or exchange limitations therein); (v) any other form of acquisition or business combination approved by the Board where the Corporation is the target of such acquisition and where a change in control occurs such that the Person seeking to acquire the Corporation has the power to elect a majority of the Board as a result of the transaction; and (vi) any other liquidity events that the Requisite Holders and the Board mutually agree shall constitute a Liquidation Event; provided, however, that the issuance of (i) Series D Preferred Stock pursuant to the Purchase Agreement or as dividends on such Series D Preferred Stock, or (ii) Common Stock in conversion of the Series D Preferred Stock or the Warrants issued pursuant to the Purchase Agreement, shall not constitute a Liquidation Event.

“Market Price”, as of a particular date (the “Valuation Date”), shall mean the following with respect to any class of listed securities: (A) if such security is then listed on a national stock exchange, the Market Price shall be the average of the closing sale price of one share of such security on such exchange on the ten (10) trading days prior to the Valuation Date, provided that if such security has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing sale price of such security in the most recent ten (10) trading sessions during which such security has traded; (B) if such security is then included in The Nasdaq Stock Market, Inc., including without limitation the SmallCap Market or the National Market (“Nasdaq”), the Market Price shall be the average of the closing sale price of one share of such security on Nasdaq on the ten (10) trading days prior to the Valuation Date, provided that if such security has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing sale price of one share of such security in the most recent ten (10) trading sessions during which such security has traded; (C) if such security is then included in the Over-the-Counter Bulletin Board, the Market Price shall be the average of the closing sale price of one share of such security on the Over-the-Counter Bulletin Board on the ten (10) trading days prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing sale price of one share of such security in the most recent ten (10) trading sessions during which such security has traded; or (D) if such security is then included in the “pink sheets,” the Market Price shall be the average of the closing sale price of one share of such security on the “pink sheets” on the ten (10) trading days prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing sale price of one share of such security in the most recent ten (10) trading sessions during which such security has traded.

“Person” shall mean any individual, partnership, company, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

“Purchase Agreement” shall mean that certain Purchase Agreement, dated as of March 4, 2005, by and among the Corporation and the investors signatory thereto (the “Investors”) pursuant to which, among other things, the Investors have agreed to purchase shares of Series D Preferred Stock.

“Requisite Holders” shall mean the holders of at least two-thirds of the then outstanding number of shares of Series D Preferred Stock.

“Senior Preferred Stock” shall mean the Series A Preferred Stock and the Series B Preferred Stock.

“Series A Preferred Stock” shall mean the Corporation’s Series A Preferred Stock, par value $0.01 per share.

“Series B Preferred Stock” shall mean the Corporation’s Series B Preferred Stock, par value $0.01 per share.

“Series C Preferred Stock” shall mean the Corporation’s Series C Preferred Stock, par value $0.01 per share.

“Series D Stated Value” shall mean, with respect to each share of Series D Preferred Stock, One Thousand Dollars ($1,000.00), which Series D Stated Value shall be subject to appropriate adjustment from time to time in the event of any stock dividend (other than the Series D Preferred Dividends), stock split, reverse stock split, reclassification, stock combination or other recapitalization affecting the Series D Preferred Stock.

“Voting Share” has the meaning set forth in Section 5(a).

2. Designation; Preference and Ranking. The Series D Preferred Stock shall consist of Eleven Thousand (11,000) shares. The preferences of each share of Series D Preferred Stock with respect to dividend payments and distributions of the Corporation’s assets upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be equal to the preferences of every other share of Series D Preferred Stock from time to time outstanding in every respect. The Series D Preferred Stock shall rank junior to the Senior Preferred Stock and senior to the Series C Preferred Stock, the Common Stock and all other now or hereafter existing classes and series of capital stock of the Corporation, as to the payment of dividends and the distribution of assets upon any Liquidity Event.

3. Dividend Rights. (a) Subject to the rights of the holders of the Senior Preferred Stock, each holder of Series D Preferred Stock, in preference and priority to the holders of all other classes of stock, shall be entitled to receive, with respect to each share of Series D Preferred Stock then outstanding and held by such holder of Series D Preferred Stock, dividends, commencing from the date of issuance of such share of Series D Preferred Stock, at the rate of eight percent (8%) per annum of the Series D Stated Value (the “Series D Preferred Dividends”). The Series D Preferred Dividends shall be cumulative, whether or not earned or declared, and shall be paid quarterly in arrears on the first day of January, April, July and October in each year. The Series D Preferred Dividends shall be paid to each holder of Series D Preferred Stock, at the Corporation’s election, out of legally available funds or through the issuance of such number of shares of Series D Preferred Stock determined by dividing the amount of the total accrued but unpaid dividends then outstanding on such holder’s shares of Series D Preferred Stock by the Series D Stated Value (rounded up to the nearest one-hundredth of one whole share of Series D Preferred Stock); provided, however, the number of shares of Series D Preferred Stock that may be issued as a dividend upon the Corporation’s election under this sentence shall be limited (i) if and to the extent that the Corporation shall have received written advice from the Nasdaq that such issuance would result in a change of control (within the meaning of Nasdaq Marketplace Rule 4350(i)(1)(B), as amended from time to time (“NASD Rule 4350(i)(1)(B)”) or (ii) if and to the extent such issuance would result in the issuance of more than 19.99% of the Common Stock outstanding as of the Initial Issue Date, for the purposes of the Nasdaq Marketplace Rule 4350(i)(1)(D), as amended from time to time (“NASD Rule 4350(i)(1)(D)”); provided, further, however, if the immediately preceding proviso shall in fact limit the issuance of any shares of Series D Preferred Stock in payment of a given dividend, then the Corporation’s election to pay such dividend in shares of Series D Preferred Stock shall be ineffective to the extent of such limitation, and such dividend shall instead thereupon be paid in cash by the Corporation out of legally available funds. Any election by the Corporation to pay dividends in cash or shares of Series D Preferred Stock shall be made uniformly with respect to all outstanding shares of Series D Preferred Stock for a given dividend period.

(b) Subject to the rights of the holders of Senior Preferred Stock, no dividends shall be paid on any Common Stock of the Corporation or any other capital stock of the Corporation (other than Senior Preferred Stock) during any fiscal year of the Corporation until all outstanding Series D Preferred Dividends (with respect to the current fiscal year and all prior fiscal years) shall have been paid or declared and set apart for payment to the holders of Series D Preferred Stock.

(c) In the event that the Corporation shall at any time pay a dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock) or any other class or series of capital stock of the

Corporation (other than the Senior Preferred Stock), the Corporation shall, at the same time, pay to each holder of Series D Preferred Stock a dividend equal to the dividend that would have been payable to such holder if the shares of Series D Preferred Stock held by such holder had been converted into Common Stock on the date of determination of holders of Common Stock entitled to receive such dividends, subject to the limitations on conversion set forth in Section 6(j) below.

4. Liquidation Rights. (a) Subject to the rights of the holders of the Senior Preferred Stock, upon the occurrence of a Liquidation Event, the holders of Series D Preferred Stock shall be entitled to receive, on a pro rata basis, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock, or any other class of capital stock of the Corporation (other than Senior Preferred Stock), an amount equal to the Series D Stated Value for each share of Series D Preferred Stock then held by such holder, plus an amount equal to all declared but unpaid dividends, and all accrued but unpaid dividends set forth in Section 3(a) above, on each such share of Series D Preferred Stock (the “Liquidation Preference Payment”). Subject to the rights of the holders of the Senior Preferred Stock, if, upon the occurrence of any such Liquidation Event, the assets and funds to be distributed among the holders of Series D Preferred Stock shall be insufficient to permit the payment to such holders of the full Liquidation Preference Payment, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Series D Preferred Stock in proportion to the Liquidation Preference Payment each such holder is entitled to receive, and no assets of the Corporation shall be distributed to the holders of the Common Stock or any other class or series of capital stock of the Corporation in respect of such Common Stock or any such other stock (other than Senior Preferred Stock) unless and until the Liquidation Preference Payment payable to all holders of the Series D Preferred Stock has been indefeasibly paid in full.

(b) After payment of the full Liquidation Preference Payment to the holders of the Series D Preferred Stock as set forth in Section 4(a) above and subject to any other distribution that may be required with respect to any future series of Preferred Stock that may from time to time come into existence, the remaining assets and funds of the Corporation, if any, available for distribution to stockholders shall be distributed ratably among the holders of the Series D Preferred Stock, any other class or series of capital stock that participates with the Common Stock in the distribution of assets upon any Liquidation Event and the Common Stock, with the holders of the Series D Preferred Stock deemed to hold that number of shares of Common Stock into which such shares of Series D Preferred Stock are then convertible, subject to the limitations set forth in Section 6(j) below.

(c) Distributions Other than Cash. Whenever the distributions provided for in this Section 4 shall be payable in property other than cash, the value of such distribution shall be the Fair Market Value thereof. All distributions (including distributions other than cash) made hereunder shall be made pro rata to the holders of Series D Preferred Stock, based on the number of shares of Series D Preferred Stock held by each such holder.

(d) Nothing in this Section 4 shall affect in any way the right of each holder of Series D Preferred Stock to convert such shares at any time and from time to time into Common Stock in accordance with Section 6 hereof prior to the consummation of any such Liquidation Event.

5. Voting Rights; Protective Provisions.

(a) (i) Except as otherwise provided herein or as required by applicable law, the holders of Series D Preferred Stock shall be entitled to vote on all matters on which the holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as the holders of Common Stock, voting together with the holders of Common Stock as a single class. For this purpose, the holders of Series D Preferred Stock shall be given notice of any meeting of stockholders as to which the holders of Common Stock are given notice in accordance with the by-laws of the Corporation. As to any matter on which the holders of Series D Preferred Stock shall be entitled to vote, each holder of Series D Preferred Stock shall have a number of votes per share of Series D Preferred Stock held of record by such holder on the record date for the meeting of stockholders, if such matter is subject to a vote at a meeting of stockholders, or on the effective date of any written consent, if such matter is subject to a written consent of the stockholders without a meeting of stockholders, equal to the number of shares of Common Stock into which such share of Series D Preferred Stock is then convertible on such record date or effective date, as the case may be, in accordance with Section 6 hereof (subject to the limitations on conversion set forth in Section 6(j) below).

(ii) Notwithstanding anything in Section 5(a)(i) to the contrary, no holder of Series D Preferred Stock shall vote, or cause to be voted (by means of proxy, voting trust, voting agreement or otherwise), on any matter on which the holders of Series D Preferred Stock vote together with the holders of the Common Stock (and any other class or series of capital stock of the Corporation) as a single class, more than the number of shares of Common Stock in respect of such holder’s shares of Series D Preferred Stock that exceeds the quotient of (x) the aggregate Series D Stated Value of such holder’s shares of Series D Preferred Stock divided by (y) the closing bid price of the Common Stock on the Initial Issue Date (the “Voting Shares”). Notwithstanding the foregoing, nothing in this Section 5(a)(ii) shall restrict any holder of Series D Preferred Stock from voting or causing to be voted at any meeting of stockholders of Corporation or in any action by written consent of stockholders of the Corporation any shares of Series D Preferred Stock (including, without limitation, any Excess Shares (as defined below)) on any matter upon which the holders of Series D Preferred Stock are voting as a separate class, solely to the extent such holders of Series D Preferred Stock are voting as a separate class. Any Excess Shares held by a holder of Series D Preferred Stock and not voted pursuant to the provisions of this Section 5(a) (and any Excess Shares voted in contravention of the provisions of this Section 5(a)) shall be deemed to be abstentions and shall be counted for purposes of determining whether or not a quorum exists at any meeting of stockholders of the Corporation. For purposes of this Section 5(a), the term “Excess Shares” means, with respect to any holder of Series D Preferred Stock at any time, the number of shares of Series D Preferred Stock constituting the difference obtained by subtracting (i) the number of shares of Series D Preferred Stock to which the Voting Shares relate held by such holder from (ii) the total number of shares of Series D Preferred Stock held by such holder. Notwithstanding the foregoing, nothing in this Section 5(a) shall restrict or otherwise effect the right of any holder of Series D Preferred Stock to vote (or give its consent in respect of) any outstanding shares of Common Stock, whether acquired upon conversion of the Series D Preferred Stock or otherwise.

(iii) Notwithstanding anything in Section 5(a)(i) to the contrary, no holder of Series D Preferred Stock shall vote, or cause to be voted (by means of proxy, voting trust, voting agreement or otherwise), its shares of Series D Preferred Stock or any shares of Common Stock issued as a result of the conversion or redemption of the Series D Preferred Stock on the “Proposal” (as such term is defined in the Purchase Agreement).

(b) The Corporation shall not, without the affirmative vote or written consent of the Requisite Holders, directly or indirectly, by amendment to the Corporation’s Articles of Incorporation, merger or otherwise, take any of the following actions or agree to take any of the following actions:

(1) amend, alter or repeal any of the provisions of this Certificate of Designations, or in any way change the preferences, privileges, rights or powers with respect to the Series D Preferred Stock or reclassify any class of stock, including, without limitation, by way of merger or consolidation;

(2) authorize, create, designate, issue or sell any (A) class or series of capital stock (including shares of treasury stock), (B) rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital stock or (C) any debt security which by its terms is convertible into or exchangeable for any capital stock or has any other equity feature or any security that is a combination of debt and equity, which capital stock, in each case, is senior to or pari passu with the Series D Preferred Stock;

(3) increase the number of authorized shares of Series D Preferred Stock or authorize the issuance of or issue any shares of Series D Preferred Stock (other than an issuance in connection with the payment of Series D Preferred Dividends in accordance with Section 3 hereof or pursuant to the Purchase Agreement);

(4) agree to any restriction on the Corporation’s ability to satisfy its obligations hereunder to holders of Series D Preferred Stock or the Corporation’s ability to honor the exercise of any rights of the holders of the Series D Preferred Stock;

(5) redeem, purchase or otherwise acquire for value (including through an exchange), or set apart money or other property for any mandatory purchase or analogous fund for the redemption, purchase or acquisition of any shares of capital stock of the Corporation (except with respect to (i) the repurchase of shares of Common Stock held by employees, officers or directors of the Corporation pursuant to the terms of a Board approved equity incentive plan, (ii) the repurchase or redemption of the Series D Preferred Stock in accordance with the terms of this Certificate of Designations, or (iii) any Senior Preferred Stock; or

(6) agree to do any of the foregoing.

As to any matter on which the holders of Series D Preferred Stock shall be entitled to vote in accordance with this Section 5(b), each holder of Series D Preferred Stock shall have one vote for each share of Series D Preferred Stock held of record by such holder on the record date for the meeting of stockholders, if such matter is subject to a vote at a meeting of stockholders, or on the effective date of any written consent, if such matter is subject to a written consent of the stockholders without a meeting of stockholders.

6. Conversion. The holders of shares of Series D Preferred Stock shall have the following conversion rights:

(a) (i) Subject to the terms and conditions of this Section 6, the holder of any share or shares of Series D Preferred Stock shall have the right, at its option at any time prior to the Mandatory Redemption Date (which right of conversion shall extend beyond the Mandatory Redemption Date if the Corporation shall fail to timely redeem the shares of Series D Preferred Stock in accordance with Section 7(a)), to convert any such shares of Series D Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by: (A) multiplying the number of shares of Series D Preferred Stock to be converted by the Series D Stated Value and adding to such product the amount of any accrued but unpaid dividends with respect to such shares of Series D Preferred Stock to be converted; and (B) dividing the result obtained pursuant to clause (A) above by the Series D Conversion Price then in effect. The “Series D Conversion Price” shall initially be $1.00, and shall be subject to adjustment from time to time in accordance with the provisions of this Section 6. The rights of conversion set forth in this Section 6 shall be exercised by any holder of Series D Preferred Stock by giving written notice to the Corporation that such holder elects to convert a stated number of shares of Series D Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares of Series D Preferred Stock so to be converted (or, in lieu thereof, by delivery of a lost stock affidavit, including full indemnification of the Corporation, in the event such certificate or certificates have been lost or destroyed) to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Series D Preferred Stock) at any time on the date set forth in such notice (which date shall not be earlier than the Corporation’s receipt of such notice), together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

(ii) From and after the first anniversary of the Initial Issue Date, the Corporation shall have the right, upon written notice to all, but not less than all, of the holders of Series D Preferred Stock (the “Forced Conversion Notice”), to force each holder of Series D Preferred Stock to convert all of its outstanding shares of Series D Preferred Stock into Common Stock in accordance with Section 6(a)(i) if, and only, if (i) the registration statements covering the shares of Common Stock underlying the Series D Preferred Stock and the shares of Common Stock underlying the Warrants issued pursuant to the Purchase Agreement is then effective, (ii) no stop order with respect to such registration statements is then in effect or, to the Corporation’s actual knowledge, is imminent, (iii) the Corporation’s securities are then listed for trading on the Nasdaq or a national securities exchange or the over-the-counter market, and all such underlying shares are qualified for listing on the Nasdaq or such other exchange or market, (iv) the closing sale price of the Common Stock is equal to or greater than $1.75 (which shall be subject to appropriate adjustment from time to time in the event of any stock dividend, stock split, reverse stock split, reclassification, stock combination or other recapitalization affecting the Common Stock) for a period of twenty (20) consecutive trading days immediately preceding the Forced Conversion Notice, and (v) the aggregate volume during such 20-trading-day period exceeded 1,000,000 shares.

(b) Promptly after receipt of the written notice referred to in Section 6(a)(i) above and surrender of the certificate or certificates for the share or shares of Series D Preferred Stock to be converted (or, in lieu thereof, by delivery of a lost stock affidavit, including full indemnification of the Corporation, in the event such certificate or certificates have been lost or destroyed), but in no event more than four (4) Business Days thereafter, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder of Series D Preferred Stock, registered in such name or names as such holder may direct in writing, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Series D Conversion Price shall be determined, as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares of Series D Preferred Stock shall have been surrendered as aforesaid (or, in lieu thereof, an appropriate lost stock affidavit has been delivered to the Corporation), and at such time, the rights of the holder of such share or shares of Series D Preferred Stock shall cease with respect to the shares of Series D Preferred Stock being converted, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

(c) No fractional shares of Common Stock shall be issued upon any conversion of shares of Series D Preferred Stock into Common Stock. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 6(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the shares of Series D Preferred Stock for conversion an amount in cash equal to the Market Price of such fractional share of Common Stock. In case the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered pursuant to Section 6(a) above exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

(d) Except as provided in Section 6(e) below, if and whenever the Corporation shall issue or sell, or is, in accordance with Sections 6(d)(1) through 6(d)(5) hereof, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”), effective as of the close of business on the effective date of the Trigger Issuance the then-existing Series D Conversion Price shall be reduced to the lowest price per share at which any share of Common Stock was issued or sold or deemed to be issued or sold in such Trigger Issuance.

For purposes of this Section 6(d), the following subsections (d)(l) to (d)(5) shall be applicable (subject, in each such case, to the provisions of Section 6(e) hereof):

(d)(1) In case at any time after the date hereof the Corporation shall in any manner grant, issue or sell any stock or security convertible into or exchangeable for Common Stock (“Convertible Securities”) or any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any Convertible Securities (such warrants, rights or options being called “Options”), whether or not the right to convert, exchange or exercise any such Convertible Securities or such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities or upon the exercise of such Options (determined by dividing (i) the sum of (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities or the granting of such Options, plus (y) the aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of all such Convertible Securities or the exercise of all such Options, plus (z), in the case of such Options to purchase Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities, by (ii) the maximum number of shares (assuming the then current conversion price or exercise price) of Common Stock issuable upon the conversion or exchange of all such Convertible Securities, or upon the exercise of such Options, or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options), shall be less than the Series D Conversion Price in effect immediately prior to the time of the issue or sale of such Convertible Securities or the granting of such Options, then the total number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities, or the exercise of such Options, or upon the conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities or the granting of such Options (including Options to purchase Convertible Securities) and thereafter shall be deemed to be outstanding for purposes of adjusting the Series D Conversion Price. Except as otherwise provided in Section 6(d)(2), no additional adjustment of the Series D Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities or upon exercise of such Options.

(d)(2) If the purchase price provided for in any Option referred to in Section 6(d)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 6(d)(l), or the rate at which Convertible Securities referred to in Section 6(d)(l) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), then the Series D Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series D Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Series D Conversion Price then in effect hereunder is thereby reduced. On the termination of any Option for which an adjustment was made pursuant to this Section 6(d) or any right to convert or exchange Convertible Securities for which an adjustment was made pursuant to this Section 6(d), the Series D Conversion Price then in effect hereunder shall forthwith be changed to the Series D Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(d)(3) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board, after deduction of any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith.

(d)(4) In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold, upon date of the granting of such right of subscription or purchase. Notwithstanding the foregoing, no anti-dilution adjustment provided for in this Section 6 shall be effected with respect to any transaction for which a record date is set by the Corporation if the transaction is abandoned by the Corporation prior to the time such transaction becomes effective.

(d)(5) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any of its subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issuance or sale of Common Stock for the purpose of this Section 6(d).

(e) Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series D Conversion Price in the case of the following issuances of shares of Common Stock from and after the Initial Issue Date: (i) issuances upon the exercise of any Options or Convertible Securities granted, issued and outstanding on the Initial Issue Date; (ii) issuances upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan, stock option plan or restricted stock plan of the Corporation in existence on the Initial Issue Date, so long as the issuance of such stock or options is approved by a majority of the independent members of the Board or a majority of the members of a committee of independent directors established for such purpose; (iii) issuances of securities as consideration for a merger or consolidation with, or purchase of assets from, a non-Affiliated third party or in connection with any strategic partnership, joint venture or similar transaction with a non-Affiliated third party with which the Corporation will enter into technology or development agreement(s) (the primary purpose of any such action is not to raise capital); (iv) shares of Common Stock issuable upon conversion of Series D Preferred Stock or as payment-in-kind dividends on the Series D Preferred Stock in accordance with the terms hereof; (v) shares of Common Stock issued or issuable upon conversion of Senior Preferred Stock in accordance with the terms of such Senior Preferred Stock; (vi) shares of Common Stock issued or issuable upon exercise of the Warrants issued pursuant to the Purchase Agreement; and (vii) shares of Common Stock issued or issuable as a result of any stock split, combination, dividend, distribution, reclassification, exchange or substitution for which an equitable adjustment is provided for in Sections 6(f), (g), (h) or (i) below.

(f) If, at any time after the Initial Issue Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Series D Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of Series D Preferred Stock shall be increased in proportion to such increase in outstanding shares.

(g) If, at any time after the Initial Issue Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Series D Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series D Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

(h) If the Common Stock issuable upon the conversion of the Series D Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination or shares of stock dividend provided for elsewhere in this Section 6, or the sale of all or substantially all of the Corporation’s properties and assets to any other Person), then and in each such event the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series D Preferred Stock might have been converted, as the case may be, immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(i) If at any time or from time to time there shall be a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s properties and assets to any other Person, then, as a part of such merger, or consolidation or sale, provision shall be made so that holders of

Series D Preferred Stock, as the case may be, shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its shares of Series D Preferred Stock immediately prior to such merger, consolidation or sale, without regard to any conversion limitation specified in Section 6(j). In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of the Series D Preferred Stock after the merger, consolidation or sale to the end that the provisions of this Section 6, including adjustment of the Series D Conversion Price then in effect for the Series D Preferred Stock and the number of shares issuable upon conversion of the Series D Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

(j) (1) Unless and until the Corporation shall have obtained Stockholder Approval (as defined in the Purchase Agreement), notwithstanding anything in this Section 6 to the contrary, a holder Series D Preferred Stock shall not be entitled to vote or convert its shares of Series D Preferred Stock (i) if and to the extent the Corporation shall have received written advice from Nasdaq that such voting or conversion would result in a change of control (within the meaning of NASD Rule 4350(i)(1)(B)), or (ii) if and to the extent that such voting conversion would result in the issuance of more than 19.99% of the Corporation’s Common Stock outstanding as of the Initial Issue Date, for purposes of NASD Rule 4350(i)(1)(D).

(2) Notwithstanding anything herein to the contrary, in no event shall a holder of Series D Preferred Stock be entitled to vote, convert or receive distributions pursuant to Section 4(b) above in respect of, any portion of the Series D Preferred Stock so held by such holder in excess of that portion upon voting, conversion or receipt of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unconverted shares of Series D Preferred Stock or the unexercised or unconverted portion of any other security of the holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of that portion of the Series D Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by such holder and its Affiliates of more than 4.9% of the then outstanding shares of Common Stock. The waiver by a holder of Series D Preferred Stock of any limitation contained in an Option or Convertible Security now or hereafter held by such holder that is similar or analogous to the limitations set forth in this Section 6(j) shall not be deemed a waiver or otherwise effect the limitation set forth in this Section 6(j), unless such waiver expressly states it is a waiver of the provisions of this Section 6(j). For purposes of this Section 6(j), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. Any holder of Series D Preferred Stock may waive the limitations set forth herein by sixty-one (61) days written notice to the Corporation.

(k) Notices of Record Date. In case at any time:

(1) the Corporation shall declare any dividend upon its Common Stock or any other class or series of capital stock of the Corporation payable in cash or stock or make any other distribution to the holders of its Common Stock or any such other class or series of capital stock;

(2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock or any other class or series of capital stock of the Corporation any additional shares of stock of any class or other rights; or

(3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, any Acquisition (as defined in Section 7(c)) or a Liquidation Event;

then, in any one or more of said cases, the Corporation shall give, by delivery in person or by certified or registered mail, return receipt requested, addressed to each holder of any shares of Series D Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 10 Business Days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any event set forth in clause (3) of this Section 6(k) and (b) in the case of any event set forth in clause (3) of this Section 6(k), at least 10 Business Days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock or such other class or series of capital stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock and such other series or class of capital stock shall be entitled to exchange their Common Stock and other stock for securities or other property deliverable upon consummation of the applicable event set forth in clause (3) of this Section 6(k).

(l) Upon any adjustment of the Series D Conversion Price, then and in each such case the Corporation shall give prompt written notice thereof, by delivery in person or by certified or registered mail, return receipt requested, addressed to each holder of shares of Series D Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series D Conversion Price resulting from such adjustment and setting forth in reasonable detail the method upon which such calculation is based.

(m) The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of the Series D Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Preferred Stock without regard to the limitation set forth in Section 6(j). The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series D Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Series D Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series D Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation’s Articles of Incorporation.

(n) The issuance of certificates for shares of Common Stock upon conversion of Series D Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Preferred Stock which is being converted.

(o) The Corporation will at no time close its transfer books against the transfer of any Series D Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Preferred Stock in any manner which interferes with the timely conversion of such Series D Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

(p) If, at any time, the Corporation shall issue any class or series of capital stock, or adjust the rights of any now or hereafter existing class or series of capital stock, so that the powers, designations, preferences and rights thereof are in any way superior to the then existing powers, designations, preferences and rights of the Series D Preferred Stock, then, and in each such instance, the then outstanding shares of Series D Preferred Stock shall, automatically and without further action or deed by the Corporation or any holder of such Series D Preferred Stock, be adjusted to have such superior powers, designations, preferences and rights, which adjustment shall be immediately effective. The Corporation shall cause this Certificate of Designation to be amended as appropriate, but such amendment shall not be a pre-requisite to the effectiveness of any adjustment required by this Section 6(p). At least thirty (30) days in advance thereof, the Corporation shall provide written notice to the holders of the Series D Preferred Stock of any issuance or adjustment giving rise to an adjustment to the Series D Preferred Stock hereunder. Nothing in this Section 6(p) shall give the Corporation the right to effect any issuance or adjustment to any other class or series of capital stock that is otherwise prohibited or limited by this Certificate of Designations. The Corporation shall not take any action that impairs, restricts or otherwise compromises the rights of, or the Corporation’s ability to perform its obligations with respect to, the Series D Preferred Stock and the holders thereof.

7. Redemption.

(a) Mandatory Redemption by the Corporation. On the fourth (4th) anniversary of the Initial Issue Date (the “Mandatory Redemption Date”), the Corporation shall redeem all of the outstanding and unconverted shares of Series D Preferred Stock for an amount equal to the aggregate Liquidation Preference Payment for such shares (the “Mandatory Redemption Payment”), which Mandatory Redemption Payment shall be paid, at the Corporation’s option, either (i) in cash, from funds legally available therefor, or (ii) in shares of Common Stock valued, for this purpose, at ninety percent (90%) of the twenty (20) day average VWAP (as defined below) of the Common Stock for the twenty (20) trading days immediately preceding the Mandatory Redemption Date; provided, that, the Corporation may only elect to pay the Mandatory Redemption Payment in shares of Common Stock if the limitations on conversion set forth in Section 6(j)(1) hereof are no longer in effect on the Mandatory Redemption Date. The term “VWAP” shall mean the volume weighted average price and is calculated, for each trading day, by adding up the dollars traded for every transaction (price multiplied by the number of shares traded) during such trading day and then dividing such result by the total number of shares traded for such trading day. On the Mandatory Redemption Date, the Corporation shall deliver to each such holder the aggregate Mandatory Redemption Payment applicable to each such holder’s shares of Series D Preferred Stock either in lawful money of the United States or, unless prohibited by the immediately preceding sentence, shares of Common Stock. Following receipt by the holders of Series D Preferred Stock of the Mandatory Redemption Payment and any interest, if any, due and owing to the holders pursuant to the immediately following paragraph, all shares of Series D Preferred Stock shall cease to be outstanding and shall have the status of authorized but undesignated Preferred Stock and all certificates evidencing such shares shall immediately become null and void. Any election by the Corporation to pay the Mandatory Redemption Payment in cash or shares of Common Stock shall be made uniformly with respect to all outstanding shares of Series D Preferred Stock.

If any portion of the applicable Mandatory Redemption Payment under the first paragraph of Section 7(a) shall not be paid (whether in cash or, if not prohibited hereunder, by delivery of certificates for the applicable number of shares of Common Stock) by the Corporation within seven (7) Business Days of the Mandatory Redemption Date, interest shall accrue thereon at the rate of 15% per annum until the Mandatory Redemption Payment plus all such interest is indefeasibly paid in full (which amount shall be paid as liquidated damages and not as a penalty).

(b) Optional Redemption Due to Breach. Each Investor (and any transferee of shares of Series D Preferred Stock from an Investor) shall have the right, upon written notice to the Corporation (a “Breach Notice”) at any time following a Breach (as defined below), to require the Corporation to redeem all, but not less than all, of the shares of Series D Preferred Stock held by such Investor (or such transferee) for cash, from funds legally available therefor, in an amount equal to the aggregate Liquidation Preference Payment for such shares held by such Investor (or such transferee) (the “Optional Breach Redemption Payment”). Within five (5) Business Days following receipt of a Breach Notice from an Investor (or any transferee of shares of Series D Preferred Stock from an Investor), the Corporation shall deliver to such Investor (or any such transferee), the aggregate Optional Breach Redemption Payment applicable to such Investor’s (or transferee’s) shares of Series D Preferred Stock in lawful money of the United States of America. Following receipt by such Investor (or transferee) of the Optional Breach Redemption Payment applicable to such Investor’s (or transferee’s) shares of Series D Preferred Stock and any interest, if any, due and owing pursuant to the immediately following sentence, all shares of Series D Preferred Stock held by such Investor (or transferee) shall cease to be outstanding and shall have the status of authorized but undesignated Preferred Stock. If any portion of the applicable Option Breach Redemption Payment shall not be paid by the Corporation within five (5) Business Days following receipt of a Breach Notice, interest shall accrue thereon at the rate of 15% per annum until the Optional Breach Redemption Payment plus all such interest is paid in full (which amount shall be paid as liquidated damages and not as a penalty). The term “Breach” shall mean the occurrence of any one of the following events: (i) the Corporation notifies any holder of Series D Preferred Stock that the Corporation does not intend to comply with proper requests for conversion of shares of Series D Preferred Stock in accordance with Section 6 hereof; (ii) the Corporation shall fail to deliver, within the requisite time period set forth in Section 6(b), shares of Common Stock to any holder of Series D Preferred Stock upon conversion of all or a portion of such holder’s shares of Series D Preferred Stock; (iii) any material representation or warranty made by the Corporation in the Purchase Agreement or in any of the other Transaction Documents (as defined in the Purchase Agreement) shall not be true and correct at the time made; or (iv) the Corporation shall breach any material covenant or any other material term of condition of the Purchase Agreement or any other Transaction Document which such breach has not been cured within 10 days of notice.

(c) Optional Redemption Due to an Acquisition. Each holder of Series D Preferred Stock shall have the right, by written notice to the Corporation at least five (5) Business Days prior to the effective date of any Acquisition, to require the Corporation to redeem all, or a portion, of the outstanding shares of Series D Preferred Stock held by such holder for an amount in cash, payable immediately prior to or concurrently with the closing of such Acquisition, equal to the greater of (i) the fair market value of the shares of Series D Preferred Stock to be redeemed from such holder (taking into account the aggregate Market Price of the shares of Common Stock issuable upon conversion of the shares of Series D Preferred to be redeemed from such holder, without regard to any limitation on conversion) or (ii) one hundred fifteen percent (115%) of the aggregate Liquidation Preference Payment with respect to the shares to be redeemed from such holder (the “Optional Acquisition Redemption Price”). The Corporation shall give written notice (the “Acquisition Notice”) to the holders of Series D Preferred Stock at least fifteen (15) Business Days prior to the consummation of any Acquisition. Such Acquisition Notice shall describe the material terms and conditions of such Acquisition and the rights of the holders of Series D Preferred Stock pursuant to this Section 7(c), and the Corporation shall give such holders written notice of any material changes within two (2) Business Days of such change. Following receipt of the Optional Acquisition Redemption Price by a holder of Series D Preferred Stock who has requested redemption of such holder’s shares pursuant to this Section 7(c), all shares of Series D Preferred Stock held by such Investor (or transferee) shall cease to be outstanding and shall have the status of authorized but undesignated Preferred Stock. The term “Acquisition” shall mean the occurrence of any one of the following transactions: (1) a consolidation or merger of the Corporation with or into any other corporation or corporations which results in the stockholders of the Corporation owning less than fifty percent (50%) of the outstanding capital stock of the surviving entity; (2) a sale of all or substantially all of the assets of the Corporation; (3) the issuance and/or sale by the Corporation in one or a series of related transactions of shares of Common Stock (or securities convertible or exchangeable into or exercisable for shares of Common Stock) constituting a majority of the shares of Common Stock outstanding immediately following such issuance (treating all securities convertible or exchangeable into or exercisable for shares of Common Stock as having been fully converted, exchanged and exercised); and (4) any other form of acquisition or business combination approved by the Board of Directors of the Corporation where the Corporation is the target of such acquisition and where a change in control occurs such that the Person seeking to acquire the Corporation has the power to elect a majority of the Board as a result of the transaction.

8. Amendment. This Certificate of Designations may only be amended with the prior written consent of the Requisite Holders. The Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Corporation shall have obtained the written consent to such amendment, action or omission to act, of the Requisite Holders.

[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be duly executed as of the 7th day of March, 2005.

GLYCOGENESYS, INC.

/s/ Bradley J Carver
Name:	Bradley J Carver
Title:	President and CEO

Appendix C

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 4th day of March, 2005 by and among GlycoGenesys, Inc., a Nevada corporation (the “Company”), and the “Investors” named in that certain Purchase Agreement, dated March 4, 2005, by and among the Company and the Investors (the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such person.

“Business Day” shall mean a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

“Control” means, with respect to a Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Delinquency Rate” shall mean (x) one percent (1%), if the event giving rise to the payment of liquidated damages hereunder in which such rate is being applied occurs within 270 calendar days after the Signing Date, otherwise (y) two percent (2%).

“Holders” shall mean the Investors, the Placement Agent and any Affiliate or permitted transferee thereof who is a subsequent holder of any Preferred Stock, Warrants or Registrable Securities.

“Investors” shall mean the Investors identified in the Purchase Agreement.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean the shares of Common Stock issuable (i) upon conversion or redemption of the Preferred Stock issued pursuant to the Purchase Agreement, (ii) issuable upon conversion or redemption of the Preferred Stock issued as payment-in-kind dividends on the Preferred Stock in accordance with the terms thereof, (iii) upon the exercise of the Warrants (including the Placement Agent Warrants), and (iv) with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“1933 Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a) Registration Statements.

(i) Promptly following the Closing of the purchase and sale of the Preferred Stock contemplated by the Purchase Agreement (the “Closing Date”), but in no event after the earlier of (x) five (5) Business Days after the Second Closing Date and (y) the 45th calendar day after the First Closing Date (such earlier date, the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of Registration Statement as is then available to effect a registration for resale of the Registrable Securities) covering the resale of all of the Registrable Securities without regard to any limitation on the conversion of shares of Series D Preferred Stock or exercise of the Warrants and assuming that all dividends payable on the Preferred Stock pursuant to the term thereof shall be payment-in-kind dividends. Such Registration Statement shall include the plan of distribution attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders and their respective counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to the product of the then applicable Delinquency Rate and the aggregate amount invested by such Holder for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall be in partial compensation to the Holders, and shall not constitute the Holders’ exclusive remedy for such events. Such payments shall be made to each Holder in cash. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within five (5) Business Days of the last day of each such 30-day period during which the Registration Statement should have been filed for which no Registration Statement was filed with respect to the Registrable Securities.

(ii) Additional Registrable Securities. Upon the written demand of the Requisite Holders and upon any change in the “Series D Conversion Price” (as that term is defined in the Certificate of Designations) or the number of “Warrant Shares” (as that term is defined in the Warrants) purchasable under the Warrants such that additional shares of Common Stock become issuable upon conversion of the outstanding Series D Preferred Stock or exercise of such Warrants, the Company shall prepare and file with the SEC one or more Registration Statements on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of Registration Statement as is then available to effect a registration for resale of such additional shares of Common Stock (the “Additional Shares”)) covering the resale of the Additional Shares, but only to the extent the Additional Shares are not at the time covered by an effective Registration Statement or such shares cannot be added by pre-effective amendment to an existing Registration Statement. Such Registration Statement shall include the plan of distribution attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders and their counsel prior to its filing or other submission. If a Registration Statement covering the Additional Shares is required to be filed under this Section 2(a)(ii) and is not filed with the SEC within twenty (20) days of the request of any Holder, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to the product of the then applicable Delinquency Rate and the aggregate amount invested by such Holder for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Additional Shares. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within ten (10) Business Days of the last day of each such 30-day period during which the Registration Statement should have been filed for which no Registration Statement was filed with respect to the Additional Shares.

(b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding the fees and disbursements of more than one law firm serving as counsel to the Holders, and discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c) Effectiveness.

(i) The Company shall use its best efforts to have the Registration Statement declared effective not later than the earlier to occur of (y) the 90th day immediately following the First Closing Date (or the 120th day after the First Closing Date in the event of an SEC review of the Registration Statement), or (z) five (5) Business Days following the Company’s receipt of a no-review letter from the SEC relating to the Registration Statement but in no event prior to a Covenant Expiration Event; provided, however, if the Registration Statement is not declared effective within the time period set forth above, the Company shall continue to use its best efforts to have the Registration Statement declared effective as soon as possible thereafter. If pursuant to the terms of the Purchase Agreement, the Second Closing is not conducted, the Registrable Securities related to the Second Closing shall be removed from the Registration Statement. If (A) the Registration Statement has not been declared effective by the earlier of (y) or (z) in the preceding sentence, or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order, or the Company’s failure to update the Registration Statement), but except as excused pursuant to subsection (ii) below, then the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to the product of the then applicable Delinquency Rate and the aggregate amount invested by such Holder for each 30-day period or pro rata for any portion thereof following the date (1) by which such Registration Statement should have been effective as described in (A) above had the Company used its best efforts to have the Registration Statement declared effective or (2) sales cannot be made pursuant to such Registration Statement after it has been declared effective as described in (B) above (the “Blackout Period”), for the first 270 days of such delay and 2% of the aggregate amount invested by such Holder for each 30-day period (or pro rata portion thereof) thereafter. Such payments shall be in partial compensation to the Holders, and shall not constitute the Holders’ exclusive remedy for such events. The Blackout Period shall terminate upon (x) the effectiveness of the Registration Statement in the case of (A) above; and (y) the Registration Statement again being available for sales by the Holders in the case of (B) above. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within five (5) Business Days of the last day of each 30-day period following the commencement of the Blackout Period until the termination of the Blackout Period.

(ii) For not more than fifteen (15) consecutive days or for a total of not more than thirty (30) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending effectiveness of any registration contemplated by this Section 2, if the disclosure of such material non-public information at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Holders in writing of the existence of (but in no event, without the prior written consent of a Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

(d) Underwritten Offering. If any offering pursuant to a Registration Statement filed pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Requisite Holders.

(e) Limits on Liquidated Damages. Notwithstanding the provisions of Sections 2(a)(i), 2(a)(ii) and 2(c)(i) above and Section 3(d) below, in no event shall the amount of liquidated damages payable to a Holder by reason of a failure by the Company to file a Registration Statement or cause such Registration Statement to be declared or remain effective by the SEC or deliver an SEC Effective Notice exceed 25% of the amount such Holder paid for its Preferred Stock and Warrants. Nothing in this Section 2(e) shall limit a Holder’s right to exercise any other rights or remedies available to such Holder in law or equity, including without limitation seeking specific performance of the terms of this Agreement.

3. Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold or (ii) may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect addressed and acceptable to the Company’s transfer agent;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities;

(c) provide copies to and permit counsel to the Holders to review each Registration Statement and all amendments and supplements thereto no fewer than four (4) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects within three (3) days following receipt by such counsel of such Registration Statement and/or amendments and supplements thereto;

(d) furnish to the Holders (or their legal counsel) (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be), at least three (3) copies of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment); provided, however, with respect to any (oral, written or electronic) notice from the SEC declaring (or advising of) the effectiveness of any Registration Statement (an “SEC Effective Notice”), the Company shall provide to the Holders and their legal counsel written notice of the effectiveness of any such Registration Statement on the same day that the Company receives such notice from the SEC, and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, which in any event, shall not exceed five (5) Prospectuses. Delivery of all Prospectuses, correspondence and other documents included in this Section 3(d) shall be deemed completed if delivered via courier, via facsimile or email to Holder or its legal counsel. If the Company shall fail to notify the Holders (or their legal counsel) on the same day as the Company’s receipt of such SEC Effective Notice, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to the product of the then applicable Delinquency Rate and the aggregate amount invested by such Holder for each 30-day period or pro rata for any portion thereof following the date by which such SEC Effective Notice should have been delivered to such Holder;

(e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

(f) if required by the underwriter, the Company shall furnish, on the effective date of the Registration Statement (i) an opinion, dated as of such date, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and the Holders and (ii) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Holders;

(g) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(h) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Holders and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

(i) cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed; and

(j) immediately notify the Holders, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Holders, advisors to and representatives of the Holders (who may or may not be Affiliated with the Holders), and any underwriter participating in any disposition of Common Stock on behalf of the Holders pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Holders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Holders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial due diligence with respect to the Company and the accuracy of such Registration Statement.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Holders, or to advisors to or representatives of the Holders, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

5. Obligations of the Holders.

(a) Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement provided however that if the SEC reviews the Registration Statement and requires further information regarding a Holder, the Registrable Securities held by it or the intended method of distribution of the Registrable Securities, the Company shall notify the Holder thereof as soon as reasonably practical. A Holder shall provide such information to the Company at least seven (7) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) In the event the Company, at the request of the Holders, determines to engage the services of an underwriter, each such Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

(d) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event described in Section 2 or 3 hereof rendering a Registration Statement no longer effective, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder’s receipt of copies of the supplemented or amended Prospectus filed with the SEC and declared effective and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

(e) No Holder may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Holder shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Holders shall be several and not joint and limited in the case of any Holder, to the net proceeds received by such Holder from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

6. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Holder and their respective Affiliates, officers, directors, members, employees and agents, successors and assigns, against any losses, claims, damages or liabilities, joint or several, to which such Holder, Affiliate, officer, director, member, employee, agent, successor or assign may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for blue sky compliance or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company, or its directors, officers, employees or agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its directors, officers, employees or agents and relating to action or inaction required of the Company or any of them in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder’s behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished in writing by such Holder or any such controlling person for use in such Registration Statement or Prospectus.

(b) Indemnification by the Holders. In connection with any Registration Statement pursuant to the terms of this Agreement, each Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its Subsidiaries and its and their respective directors, officers, employees, shareholders and each person who controls the Company against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Holder be greater in amount than the aggregate dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it completely harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder be greater in amount than the aggregate dollar amount of the proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Amendments and Waivers. This Agreement shall not be amended except by a writing signed by (i) the Company and (ii) the Requisite Holders. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Requisite Holders.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.4 of the Purchase Agreement.

(c) Assignments and Transfers by Holders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more Persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such Person, provided, that, such Person agrees to be bound by the terms and conditions of this Agreement, and such Holder complies with all applicable laws thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement shall not be assigned by the Company without the prior written consent of the Requisite Holders, except that without the prior written consent of the Requisite Holders, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company’s assets.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND EACH OF THE HOLDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

[Company Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Company has executed this Agreement or caused its duly authorized officer to execute this Agreement as of the date first above written.

The Company:	GLYCOGENESYS, INC.

	By:	/s/ John W. Burns
	Name:	John W. Burns
	Title:	Senior Vice President and Chief Financial Officer

[Holder Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused its duly authorized officers to execute this Agreement as of the date first above written.

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP, TRUST, ESTATE OR OTHER ENTITY:

(Signature)

Print name of entity

(Printed Name)

Name:

Title:

Address:	Address:

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.

Appendix D

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON [INSERT ISSUE DATE], 2010 (THE “EXPIRATION DATE”).

No.

GLYCOGENESYS, INC.

WARRANT TO PURCHASE [insert number] SHARES OF

COMMON STOCK, PAR VALUE $0.01 PER SHARE

FOR VALUE RECEIVED, [insert holder’s name] (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from GLYCOGENESYS, INC. a Nevada corporation (“Corporation”), at any time after [insert date six month from applicable closing] (the “Exercise Date”) and not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to $1.23 (the exercise price in effect being herein called the “Warrant Price”), [insert number] shares (“Warrant Shares”) of the Corporation’s Common Stock, par value $0.01 per share (“Common Stock”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. This Warrant has been issued pursuant to a certain Purchase Agreement, dated as of March 4, 2005, by and among the Corporation and the Investors signatory thereto (the “Purchase Agreement”). All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

Section 1. Registration. The Corporation shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Corporation shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (“Securities Act”), or an exemption from such registration. Subject to such restrictions, the Corporation shall transfer this Warrant from time to time upon the books to be maintained by the Corporation for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Corporation, including, if required by the Corporation, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Corporation.

Section 3. Exercise of Warrant.

(a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time after the Exercise Date and prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Corporation during normal business hours on any business day at the Corporation’s principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the holder hereof). The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Corporation), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding four (4) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Corporation shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used in this Agreement, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

(b) Unless and until the Corporation shall have obtained Stockholder Approval (as defined in the Purchase Agreement), notwithstanding anything in this Section 3 to the contrary, the Warrantholder shall not be entitled to exercise this Warrant (i) if and to the extent the Corporation shall have received written advice from Nasdaq that such exercise would result in a change of control within the meaning of Nasdaq Marketplace Rule 4350(i)(1)(B), as amended from time to time (“NASD Rule 4350(i)(1)(B)”), or (ii) if and to the extent that such exercise would result in the issuance of more than 19.99% of the Corporation’s Common Stock outstanding as of the First Closing Date, for purposes of Nasdaq Marketplace Rule 4350(i)(1)(D), as amended from time to time (“NASD Rule 4350(i)(1)(D)”).

(c) Notwithstanding anything herein to the contrary, in no event shall the Warrantholder be entitled to exercise any portion of this Warrant in excess of that portion upon the exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by such Warrantholder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unexercised shares of the Warrant or the unexercised or unconverted portion of any other security of the holder subject to a limitation on exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of that portion of the Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by such Warrantholder and its Affiliates of more than 4.9% of the then outstanding shares of Common Stock. The waiver by a Warrantholder of any limitation contained in an Option or Convertible Security (as those terms are defined in the Transaction Documents) now or hereafter held by such Warrantholder that is similar or analogous to the limitations set forth in this Section 3(c) shall not be deemed a waiver or otherwise effect the limitation set forth in this Section 3(c), unless such waiver expressly states it is a waiver of the provisions of this Section 3(c). For purposes of this Section 3(c), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The Warrantholder may waive the limitations set forth herein by sixty-one (61) days written notice to the Corporation.

Section 4. Compliance with the Securities Act of 1933. The Corporation may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Corporation is of the opinion as to any such security that such legend is unnecessary.

Section 5. Payment of Taxes. The Corporation will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Corporation shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Corporation shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Corporation the amount of such tax or has established to the Corporation’s reasonable satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Corporation shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Corporation.

Section 7. Reservation of Common Stock. The Corporation hereby represents and warrants that there have been reserved, and the Corporation shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant (without regard to the limitations contained in Section 3(c)). The Corporation agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Corporation.

Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) If the Corporation shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Corporation so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been fully exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If any capital reorganization, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with another corporation in which the Corporation is not the survivor, or sale, transfer or other disposition of all or substantially all of the Corporation’s assets to another corporation shall be effected, then, the Corporation shall use its best efforts to ensure that lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof. The Corporation shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant, at the last address of such holder appearing on the books of the Corporation, such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this Section 8(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c) In case the Corporation shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Corporation’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price”, as of a particular date (the “Valuation Date”), shall mean the following with respect to any class of listed securities: (A) if such security is then listed on a national stock exchange, the Market Price shall be the average of the closing sale price of one share of such security on such exchange on the ten (10) trading days prior to the Valuation Date, provided that if such security has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing sale price of such security in the most recent ten (10) trading sessions during which such security has traded; (B) if such security is then included in The Nasdaq Stock Market, Inc., including without limitation the SmallCap Market or the National Market (“Nasdaq”), the Market Price shall be the average of the closing sale price of one share of such security on Nasdaq on the ten (10) trading days prior to the Valuation Date, provided that if such security has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing sale price of one share of such security in the most recent ten (10) trading sessions during which such security has traded; (C) if such security is then included in the Over-the-Counter Bulletin Board, the Market Price shall be the average of the closing sale price of one share of such security on the Over-the-Counter Bulletin Board on the ten (10) trading days prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing sale price of one share of such security in the most recent ten (10) trading sessions during which such security has traded; or (D) if such security is then included in the “pink sheets,” the Market Price shall be the average of the closing sale price of one share of such security on the “pink sheets” on the ten (10) trading days prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing sale price of one share of such security in the most recent ten (10) trading sessions during which such security has traded. The Board of Directors of the Corporation shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the Market Price of a share of Common Stock as determined by the Board of Directors of the Corporation.

(d) For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e) Except as provided in Section 8(f) hereof, if and whenever the Corporation shall issue or sell, or is, in accordance with any of Sections 8(e)(l) through (e)(5) hereof, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”), effective as of the close of business on the effective date of the Trigger Issuance the then-existing Warrant Price shall be reduced to the lowest price per share at which any share of Common Stock was issued or sold or deemed to be issued or sold in such Trigger Issuance.

For purposes of this Section 8(e), “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section 8(e), other than those excluded issuances set forth in Section 8(f) hereof.

For purposes of this Section 8(e), the following subsections (e)(l) to (e)(5) shall be applicable (subject, in each such case, to the provisions of Section 8(f) hereof and to each other subsection contained in this Section 8(e)):

(e)(1) Issuance of Convertible Securities; Issuance of Rights or Options. In case at any time after the date hereof the Corporation shall in any manner grant, issue or sell any stock or security convertible into or exchangeable for Common Stock (“Convertible Securities”) or any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any Convertible Securities (such warrants, rights or options being called “Options”), whether or not the right to convert, exchange or exercise any such Convertible Securities or such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities or upon the exercise of such Options (determined by dividing (i) the sum of (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities or the granting of such Options, plus (y) the aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of all such Convertible Securities or the exercise of all such Options, plus (z), in the case of such Options to purchase Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities, by (ii) the maximum number of shares (assuming the then current conversion price or exercise price) of Common Stock issuable upon the conversion or exchange of all such Convertible Securities, or upon the exercise of such Options, or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the issue or sale of such Convertible Securities or the granting of such Options, then the total number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities, or the exercise of such Options, or upon the conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities or the granting of such Options (including Options to purchase Convertible Securities) and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in Section 8(e)(2), no additional adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities or upon exercise of such Options.

(e)(2) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in Section 8(e)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 8(e)(l), or the rate at which Convertible Securities referred to in Section 8(e)(l) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Warrant Price then in effect hereunder is thereby reduced. On the termination of any Option for which an adjustment was made pursuant to this Section 8(e) or any right to convert or exchange Convertible Securities for which an adjustment was made pursuant to this Section 8(e), the Warrant

Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(e)(3) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, before deduction of any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

(e)(4) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the date of the granting of such right of subscription or purchase. Notwithstanding the foregoing, no anti-dilution adjustment shall be effected with respect to any transaction for which a record date is set by the Corporation if the transaction is abandoned by the Corporation prior to the time such transaction becomes effective.

(e)(5) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any of its Subsidiaries (as defined in the Purchase Agreement pursuant to which this Warrant was issued), and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this subsection (e).

(f) Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment to the Warrant Price or the number of Warrant Shares subject to this Warrant in the case of the following issuances of shares of Common Stock from and after the date of this Warrant, for: (i) issuances upon the exercise of any Options or Convertible Securities granted, issued and outstanding on the date hereof; (ii) issuances upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan, stock option plan or restricted stock plan of the Corporation in existence on the date hereof, so long as the issuance of such stock or options is approved by a majority of the independent members of the Board or a majority of the members of a committee of independent directors established for such purpose; (iii) issuances of securities as consideration for a merger or consolidation with, or purchase of assets from, a non-Affiliated third party or in connection with any strategic partnership, joint venture or similar transaction with a non-Affiliated third party with which the Corporation will enter into technology or development agreement(s) (the primary purpose of any such action is not to raise equity capital); (iv) shares of Common Stock issuable upon conversion of Preferred Stock or as payment-in-kind dividends on the Preferred Stock in accordance with the terms thereof; and (v) shares of Common Stock issued or issuable as a result of any stock split, combination, dividend, distribution, reclassification, exchange or substitution for which an equitable adjustment is otherwise provided for in this Section 8.

(g) In the event that, as a result of an adjustment made pursuant to this Section 8, the holder of this Warrant shall become entitled to receive any shares of capital stock of the Corporation other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 9. Fractional Interest. The Corporation shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Corporation, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10. Extension of Expiration Date. If the Corporation fails to cause any Registration Statement covering “Registrable Securities” (as that term is defined in the Registration Rights Agreement) to be declared effective prior to the applicable dates set forth therein, or if any of the events specified in Section 2(c)(ii) of the Registration Rights Agreement occurs, and the “Blackout Period” (as that term is defined in the Registration Rights Agreement) (whether alone, or in combination with any other Blackout Period) continues for more than 30 days in any 12 month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 30-day or 90-day limits, as the case may be, that the Blackout Period continues.

Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Corporation and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Corporation and the Warrantholder.

Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Corporation shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Corporation, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 13. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Computershare Investor Services. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Corporation’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Corporation will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 14. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Corporation’s books and records and, if to the Corporation, at the address as follows, or at such other address as the Warrantholder or the Corporation may designate by ten days’ advance written notice to the other:

If to the Corporation:
GlycoGenesys, Inc.
Park Square Building
31 St. James Avenue, 8th Floor
Boston, Massachusetts 02116
Attention: General Counsel
Fax: 617-422-0675

With a copy to:
Torys LLP
Suite 3000
79 Wellington Street West
Box 270, TD Centre
Toronto, Ontario
M5K 1N2 Canada
Attention: Cheryl Reicin
Fax: 416-865-7380

Section 15. Registration Rights. The initial holder of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent holder hereof shall be entitled to such rights to the extent provided in the Registration Rights Agreement.

Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 17. Governing Law. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Corporation and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Corporation and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Corporation and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND THE WARRANTHOLDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 18. No Rights as Shareholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a shareholder of the Corporation by virtue of its ownership of this Warrant.

Section 19. Cashless Exercise. In addition to and without limiting the rights of the Warrantholder hereof under the terms of this Warrant, if at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares, the Warrantholder may elect to receive, without the payment by the Holder of the Warrant Price, Warrant Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice annexed hereto as Appendix B duly executed and completed, at the office of the Company, or such other office or agency of the Company as it may reasonably designate by written notice to the Warrantholder, during normal business hours on any Business Day. Thereupon, and in no event later than four Business Days after the Corporation’s receipt of the Net Issue Election Notice, the Corporation shall issue to the Warrantholder certificate(s) for such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the formula immediately below. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Corporation shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

X = Y (A - B)

        A

where

X = the number of shares of Common Stock to be issued to the Warrantholder upon exercise of this Warrant pursuant to this Section 19;

Y = the total number of shares of Common Stock covered by this Warrant which the Warrantholder has surrendered at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares to be canceled as payment therefor);

A = the Market Price of one share of Common Stock as at the time the net issue election is made; and

B = the Warrant Price in effect under this Warrant at the time the net issue election is made.

The Warrant Shares issued pursuant to this Section 19 shall be deemed to be issued to the exercising holder or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which the Warrant and the Net Issue Election Notice shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Corporation) to the Corporation.

Section 20. Amendments. This Warrant shall not be amended without the prior written consent of the Corporation and the Requisite Holders; provided, that any such amendment or waiver must apply to all Warrants; and the right to exercise this Warrant may not be altered or waived, without the prior written consent of the Warrantholder.

Section 21. Section Headings. The section headings in this Warrant are for the convenience of the Corporation and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed, as of the [    ] day of March, 2005.

GLYCOGENESYS, INC.

By:

Name:

Title:

APPENDIX A

GLYCOGENESYS, INC.

WARRANT EXERCISE FORM

To: GLYCOGENESYS, INC.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,                      shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by

☐	certified mail to the above address, or
☐	electronically (provide DWAC Instructions: ),
or
☐	other (specify: ).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ,
Note: The signature must correspond with the name of the registered holder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.
Signature:

Name (please print)

Address

Federal Identification or
Social Security No.
Assignee:

APPENDIX B

GLYCOGENESYS, INC.

NET ISSUE ELECTION NOTICE

To: GLYCOGENESYS, INC.

Date:

The undersigned hereby elects under Section 19 of this Warrant to surrender the right to purchase                      shares of Common Stock pursuant to this Warrant and hereby requests the issuance of                      shares of Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Signature

Name for Registration

Mailing Address

PROXY

for the

SPECIAL MEETING OF STOCKHOLDERS

GLYCOGENESYS, INC.

May 10, 2005

This proxy is solicited by the Board of Directors.

The undersigned hereby appoints Bradley J Carver, Chief Executive Officer and President of the Company, as proxy with power of substitution to vote the shares of stock of GLYCOGENESYS, INC., which the undersigned is entitled to vote at the special meeting of stockholders to be held on May 10, 2005 at 10:00 a.m., and at any adjournment thereof, as follows:

1.

To approve the issuance of Series D convertible preferred stock, common stock warrants and common stock issuable upon conversion and exercise of the preferred stock and the warrants, in an amount that will be 20% or more of our common stock outstanding as of March 15, 2005, in order to satisfy:

•      the Nasdaq 20% Rule which requires your approval of the issuance because the issuance would result in 20% or more of our common stock outstanding as of March 15, 2005 being issued; and

•      the Nasdaq Change of Control rule which requires your approval of the issuance because the issuance could result in a purchaser or affiliated group of purchasers acquiring 20% or more of our common stock outstanding as of March 15, 2005, which is interpreted by Nasdaq to be a change in control.

	☐ For ☐ Against	☐ Abstain

The Board of Directors recommends a vote FOR question 1 listed above.

In his discretion, the proxy is authorized to vote upon such other business as may lawfully come before the meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy may do by virtue hereof.

When this proxy is properly executed, the shares to which the proxy relates will be voted as specified, and if no other specification is made, will be voted for the question above. It is understood that this proxy confers discretionary authority in respect of matters not known or determined at the time of mailing of the notice of special meeting of stockholders to the undersigned. The proxy intends to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

The undersigned hereby acknowledges receipt of the notice of special meeting of stockholders furnished herewith.

Dated and signed: 2005

[Note: These signature(s) should agree exactly with the name(s) printed at the beginning of this proxy. Executors, administrators, trustees, guardians and attorneys should so indicate when signing.]

THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU

ATTEND THE MEETING.